As filed with the SEC on                 .             Registration No. 33-57186
                         ----------------


                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   ----------

                                    FORM S-6


                         Post-Effective Amendment No. 11


                FOR REGISTRATION UNDER THE SECURITIES ACT OF 1933
               OF SECURITIES OF UNIT INVESTMENT TRUSTS REGISTERED
                                 ON FORM N-8B-2

                                   ----------

                            PRUCO LIFE OF NEW JERSEY
                          VARIABLE APPRECIABLE ACCOUNT
                              (Exact Name of Trust)

                   PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY
                               (Name of Depositor)

                              213 Washington Street
                          Newark, New Jersey 07102-2992
                                 (800) 778-2255
          (Address and telephone number of principal executive offices)

                                   ----------

                                Thomas C. Castano
                               Assistant Secretary
                   Pruco Life Insurance Company of New Jersey
                              213 Washington Street
                          Newark, New Jersey 07102-2992
                     (Name and address of agent for service)

                                    Copy to:
                                Jeffrey C. Martin
                                 Shea & Gardner
                         1800 Massachusetts Avenue, N.W.
                             Washington, D.C. 20036

                                   ----------

It is proposed that this filing will become effective (check appropriate space):

         [_] immediately upon filing pursuant to paragraph (b) of Rule 485


         [_] on                           pursuant to paragraph (b) of Rule 485
               -------------------------
                     (date)

         [_] 60 days after filing pursuant to paragraph (a) of Rule 485



         [_] on  May 1, 2000     pursuant to paragraph (a) of Rule 485
                 -----------
                   (date)

                              CROSS REFERENCE SHEET
                          (as required by Form N-8B-2)



         N-8B-2 Item Number                   Location
         ------------------                   --------

                 1.                           Cover Page

                 2.                           Cover Page

                 3.                           Not Applicable

                 4.                           Sale of the Contract and Sales
                                              Commissions

                 5.                           Pruco Life of New Jersey Variable
                                              Appreciable Account

                 6.                           Pruco Life of New Jersey Variable
                                              Appreciable Account

                 7.                           Not Applicable

                 8.                           Not Applicable

                 9.                           Litigation

                10.                           Brief Description of the Contract;
                                              Short-Term Cancellation Right or
                                              "Free-Look"; Transfers; How the
                                              Contract Fund Changes with
                                              Investment Experience; How a
                                              Contract's Death Benefit Will
                                              Vary; Surrender of a Contract;
                                              Withdrawal of Excess Cash
                                              Surrender Value; When Proceeds are
                                              Paid; Contract Loans; Lapse and
                                              Reinstatement; Paid-Up Insurance
                                              Option; Reduced Paid-Up Insurance
                                              Option; The Fixed-Rate Option;
                                              Voting Rights

                11.                           Brief Description of the Contract;
                                              Pruco Life of New Jersey Variable
                                              Appreciable Account

                12.                           Cover Page; Brief Description of
                                              the Contract; Flexible Portfolios;
                                              Sale of the Contract and Sales
                                              Commissions


                13.                           Brief Description of the Contract;
                                              Premiums; Allocation of Premiums;
                                              Contract Fees and Charges;
                                              Reduction of Charges for
                                              Concurrent Sales to Several
                                              Individuals; Sale of the Contract
                                              and Sales Commissions

                14.                           Brief Description of the Contract;
                                              Detailed Information for
                                              Prospective Contract Owners

                15.                           Brief Description of the Contract;
                                              Premiums; Allocation of Premiums;
                                              Transfers; General Information
                                              About Pruco Life of New Jersey
                                              Variable Appreciable Account, and
                                              The Fixed Rate Option

                16.                           Brief Description of the Contract;
                                              Detailed Information for
                                              Prospective Contract Owners





         N-8B-2 Item Number                   Location
         ------------------                   --------

                17.                           Surrender of a Contract;
                                              Withdrawal of Excess Cash
                                              Surrender Value; When Proceeds are
                                              Paid

                18.                           Pruco Life of New Jersey Variable
                                              Appreciable Account; How the
                                              Contract Fund Changes with
                                              Investment Experience


                19.                           Reports to Contract Owners

                20.                           Not Applicable

                21.                           Contract Loans

                22.                           Not Applicable

                23.                           Not Applicable

                24.                           Other Standard Contract Provisions

                25.                           Brief Description of the Contract

                26.                           Brief Description of the Contract;
                                              Contract Fees and Charges

                27.                           Brief Description of the Contract

                28.                           Brief  Description  of the
                                              Contract;  Directors and Officers
                                              of Pruco Life of New Jersey

                29.                           Brief Description of the Contract

                30.                           Not Applicable

                31.                           Not Applicable

                32.                           Not Applicable

                33.                           Not Applicable

                34.                           Not Applicable

                35.                           Brief Description of the Contract

                36.                           Not Applicable

                37.                           Not Applicable

                38.                           Sale of the Contract and Sales
                                              Commissions

                39.                           Sale of the Contract and Sales
                                              Commissions

                40.                           Not Applicable

                41.                           Sale of the Contract and Sales
                                              Commissions

                42.                           Not Applicable

                43.                           Not Applicable



         N-8B-2 Item Number                   Location
         ------------------                   --------

                44.                           Brief Description of the Contract;
                                              How the Contract Fund Changes with
                                              Investment Experience; How a
                                              Contract's Death Benefit Will Vary

                45.                           Not Applicable

                46.                           Brief Description of the Contract;
                                              Pruco Life of New Jersey Variable
                                              Appreciable Account

                47.                           Pruco Life of New Jersey Variable
                                              Appreciable Account

                48.                           Not Applicable

                49.                           Not Applicable

                50.                           Not Applicable

                51.                           Not Applicable

                52.                           Not Applicable

                53.                           Tax Treatment of Contract Benefits

                54.                           Not Applicable

                55.                           Not Applicable

                56.                           Not Applicable

                57.                           Not Applicable

                58.                           Not Applicable

                59.                           Financial Statements; Financial
                                              Statements of the Pruco Life of
                                              New Jersey Variable Appreciable
                                              Account; Financial Statements of
                                              Pruco Life Insurance Company of
                                              New Jersey

                                     PART I

                       INFORMATION REQUIRED IN PROSPECTUS

                               PRUvider Variable SM
                          Appreciable Life(R) Insurance



                                   PROSPECTUS



                      The Pruco Life of New Jersey Variable
                               Appreciable Account


                                   May 1, 2000








                   Pruco Life Insurance Company of New Jersey

PROSPECTUS


May 1, 2000

PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY
PRUCO LIFE OF NEW JERSEY VARIABLE APPRECIABLE ACCOUNT

PRUvider SM
Variable Appreciable Life(R)
Insurance Contract


This prospectus describes an individual variable life insurance contract (the "Contract") offered by Pruco Life Insurance Company of New Jersey ("Pruco Life of New Jersey", "us", "we", or "our") under the name PRUvider" Variable Appreciable Life" Insurance. Pruco Life of New Jersey, a stock life insurance company, is an indirect, wholly-owned subsidiary of The Prudential Insurance Company of America ("Prudential").

As of May 1, 1999, Pruco Life of New Jersey no longer offered these Contracts for sale.

You, the Contract owner, may choose to invest your Contract's premiums and their earnings in one or more of the following ways:


 .    Invest in either one or both of two available variable investment options of the Pruco Life of New Jersey Variable Appreciable Account (the "Account"), each of which invests in a corresponding portfolio of The Prudential Series Fund, Inc. (the "Series Fund"): the Conservative Balanced Portfolio and the Flexible Managed Portfolio. Pruco Life of New Jersey may add additional variable investment options in the future.

 .    Invest in the fixed-rate option, which pays a guaranteed interest rate.
     Pruco Life of New Jersey will credit interest daily on any portion of the premium payment that you have allocated to the fixed-rate option at rates periodically declared by Pruco Life of New Jersey, in its sole discretion. Any such interest rate will never be less than an effective annual rate of 4%.


This prospectus describes the Contract generally and the Account. The attached prospectus for the Series Fund and the Series Fund's statement of additional information describe the investment objectives and the risks of investing in the Series Fund portfolios. Pruco Life of New Jersey may add additional options in the future.


You should retain this prospectus, together with the Contract, for future reference.

The Securities and Exchange Commission ("SEC") maintains a Web site (http://www.sec.gov) that contains material incorporated by reference and other information regarding registrants that file electronically with the SEC.

Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of these securities or determined if this prospectus is accurate or complete. Any representation to the contrary is a criminal offense.

                   Pruco Life Insurance Company of New Jersey
                              213 Washington Street
                          Newark, New Jersey 07102-2992
                            Telephone: (800) 778-2255

PRUvider is a service mark of Prudential.
Appreciable Life is a registered mark of Prudential.

                                TABLE OF CONTENTS
                                                                           Page
INTRODUCTION AND SUMMARY......................................................1
   Brief Description of the Contract..........................................1
   Charges....................................................................1
   Premium Payments...........................................................2
   Lapse and Guarantee Against Lapse..........................................3
   Refund.....................................................................3
GENERAL INFORMATION ABOUT PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY,
          PRUCO LIFE OF NEW JERSEY VARIABLE APPRECIABLE ACCOUNT, THE
          VARIABLE INVESTMENT OPTIONS AVAILABLE UNDER THE CONTRACT............4
   Pruco Life Insurance Company of New Jersey.................................4
   The Pruco Life of New Jersey Variable Appreciable Account..................4
   The Prudential Series Fund, Inc............................................5
   Investment Options.........................................................5
   Voting Rights..............................................................6
   The Fixed-Rate Option......................................................6
DETAILED INFORMATION FOR CONTRACT OWNERS......................................6
   Contract Fees and Charges..................................................6
   Requirements for Issuance of a Contract....................................9
   Short-Term Cancellation Right or "Free-Look"..............................10
   Reduction of Charges for Concurrent Sales to Several Individuals..........10
   Contract Date.............................................................10
   Premiums..................................................................10
   Allocation of Premiums....................................................11
   Transfers.................................................................12
   How the Contract Fund Changes with Investment Experience..................12
   How a Contract's Death Benefit Will Vary..................................13
   Withdrawal of Excess Cash Surrender Value.................................13
   Illustrations of Cash Surrender Values, Death Benefits....................14
   and Accumulated Premiums..................................................14
   Contract Loans............................................................15
   Surrender of a Contract...................................................15
   Lapse and Reinstatement...................................................15
   Paid-Up Insurance Option..................................................16
   Reduced Paid-Up Insurance Option..........................................17
   When Proceeds Are Paid....................................................17
   Living Needs Benefit......................................................17
   Reports to Contract Owners................................................18
   Tax Treatment of Contract Benefits........................................18
   Riders....................................................................20
   Legal Considerations Relating to Sex-Distinct Premiums and Benefits.......20
   Other Standard Contract Provisions........................................20
   Paying Premiums by Payroll Deduction......................................21
   Sale of the Contract and Sales Commissions................................21
   State Regulation..........................................................21
   Experts...................................................................21
   Litigation and Regulatory Proceedings.....................................21
   Additional Information....................................................24
   Financial Statements......................................................24
DIRECTORS AND OFFICERS OF PRUCO LIFE OF NEW JERSEY...........................25
FINANCIAL STATEMENTS OF THE PRUvider VARIABLE APPRECIABLE LIFE
          SUBACCOUNTS OF PRUCO LIFE OF NEW JERSEY VARIABLE
APPRECIABLE ACCOUNT..........................................................A1
FINANCIAL STATEMENTS OF PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY...........B1

                            INTRODUCTION AND SUMMARY


This summary provides only an overview of the more significant provisions of the Contract. We provide further detail in the subsequent sections of this prospectus and in the Contract.

As of May 1, 1999, Pruco Life of New Jersey no longer offered these Contracts for sale.



Brief Description of the Contract


The Pruco Life of New Jersey PRUvider Variable Appreciable Life Insurance Contract (the "Contract") is a form of flexible premium variable life insurance. It was issued by Pruco Life Insurance Company of New Jersey ("Pruco Life of New Jersey", "us", "we", or "our"). It is based on a Contract Fund, the value of which changes every business day. The Contract Fund represents the total amount credited to a specific Contract. On any date it is equal to the sum of the amounts invested in the variable investment options and the fixed-rate option, and the principal amount of any Contract debt plus any interest earned thereon. There is a surrender charge if you decide to surrender the Contract during the first 10 Contract years.


A broad objective of the Contract is to provide benefits that will increase in value if favorable investment results are achieved. You choose whether to invest in one or both variable investment options and/or the fixed-rate option. Whenever you pay a premium, Pruco Life of New Jersey first deducts certain charges and, except for amounts allocated to the fixed-rate option, puts the remainder - the "net premium" - into the Account. The money allocated to each variable investment option is immediately invested in a corresponding portfolio of The Prudential Series Fund, Inc. (the "Series Fund"), a series mutual fund for which Prudential is the investment adviser. The two Series Fund portfolios " the Conservative Balanced Portfolio and the Flexible Managed Portfolio " differ in the amount of risk associated with them and are described in more detail on page 5.


Variable life insurance contracts are unsuitable as short-term savings vehicles. Withdrawals and loans may negate any guarantee against lapse (see Lapse and Reinstatement, page 15) and possibly may result in adverse tax consequences. See Tax Treatment of Contract Benefits, page 18.

Charges


Pruco Life of New Jersey deducts certain charges from each premium payment and from the amounts held in the designated variable investment option[s] and the fixed-rate option. In addition, Pruco Life of New Jersey makes certain additional charges if a Contract lapses or is surrendered during the first 10 Contract years. All these charges, which are largely designed to cover insurance costs and risks as well as sales and administrative expenses, are fully described under Contract Fees and Charges on page 6. In brief, Pruco Life of New Jersey may make the following charges:

                    ----------------------------------------
                                 Premium Payment
                    ----------------------------------------
                                       |
                                       |
                    ----------------------------------------
                    .    less charge for taxes attributable
                         to premiums
                    .    less $2 processing fee
                    ----------------------------------------
                                       |
                                       |
                -------------------------------------------------
                             Invested Premium Amount

               .    To be invested in one or a combination of:
                    .    The Conservative Balanced Portfolio
                    .    The Flexible Managed Portfolio
                    .    The fixed-rate option
               --------------------------------------------------

--------------------------------------------------------------------------------
                                  Daily Charges


 .    We deduct management fees and expenses from the Series Fund assets. The total expenses of each portfolio for the year 1999, expressed as a percentage of the average assets during the year, are as follows:

        Portfolios              Conservative  Balanced          Flexible Managed
        Advisory Fee                0.55%                              0.60%
        Other Expenses              0.xx%                              0.xx%
        Total Expenses              0.xx%                              0.xx%


 .    We deduct a daily mortality and expense risk charge equivalent to an annual rate of up to 0.9% from the assets of the variable investment options.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                 Monthly Charges

 .    We deduct a sales charge from the Contract Fund in the amount of " of 1% of the primary annual premium.
 .    We reduce the Contract Fund by a guaranteed minimum death benefit risk charge of not more than $0.01 per $1,000 of the face amount of insurance.
 .    We reduce the Contract Fund by an administrative charge of up to $6 per
     Contract and up to $0.19 per $1,000 of face amount of insurance (currently, on a non-guaranteed basis, the $0.19 charge is decreased to $0.09 per $1,000); if the face amount of the Contract is less than $10,000, there is an additional charge of $0.30 per $1,000 of face amount.
 .    We deduct a charge for anticipated mortality. The maximum charge is based on the non-smoker/smoker 1980 CSO Tables.
 .    If the Contract includes riders, we deduct rider charges from the Contract
     Fund.
 .    If the rating class of the insured results in an extra charge, we will deduct that charge from the Contract Fund.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                          Possible Additional Charges

 .    During the first 10 years, we will assess a contingent deferred sales charge if the Contract lapses or is surrendered. During the first five years, the maximum contingent deferred sales charge is 50% of the first year's primary annual premium. This charge is both subject to other important limitations and reduced for Contracts that have been inforce for more than five years.
 .    During the first 10 years, we will assess a contingent deferred administrative charge if the Contract lapses or is surrendered. During the first five years, this charge equals $5 per $1,000 of face amount. It begins to decline uniformly after the fifth Contract year so that it disappears on the 10th Contract anniversary.
 .    We assess an administrative processing charge of up to $15 for each withdrawal of excess cash surrender value.
--------------------------------------------------------------------------------

Because of the charges listed above, and in particular because of the significant charges deducted upon early surrender or lapse, you should purchase a Contract only if you intend to, and have the financial capability to, keep it for a substantial period.

Premium Payments

Your Contract sets forth an annual Scheduled Premium, or one that is payable more frequently, such as monthly. Pruco Life of New Jersey guarantees that, if the Scheduled Premiums are paid when due (or if missed premiums are paid later, with interest), the death benefit will be paid upon the death of the insured. Your Contract will not lapse even if investment experience is so unfavorable that the Contract Fund value drops to zero.

The amount of the Scheduled Premium depends on the Contract's face amount, the insured's sex and age at issue, the insured's risk classification, the rate for taxes attributable to premiums, and the frequency of premium payments selected. Under certain low face amount Contracts issued on younger insureds, the payment of the Scheduled

Premium may cause the Contract to be classified as a Modified Endowment Contract. See Tax Treatment of Contract Benefits, page 18.

Lapse and Guarantee Against Lapse

Pruco Life of New Jersey's PRUvider Variable Appreciable Life Insurance Contract is a form of life insurance that provides much of the flexibility of variable universal life, with two important distinctions:

 .    Pruco Life of New Jersey guarantees that if the Scheduled Premiums are paid when due, or within the grace period (or missed premiums are paid later with interest), the Contract will not lapse and, at least the face amount of insurance will be paid upon the death of the insured. This is true even if, because of unfavorable investment experience, the Contract Fund value should drop to zero.

 .    If all premiums are not paid when due (or not made up later), the Contract will still not lapse as long as the Contract Fund is higher than a stated amount set forth in a table in the Contract. This amount is called the "Tabular Contract Fund", and it increases each year. In later years it becomes quite high. The Contract lapses when the Contract Fund falls below this stated amount, rather than when it drops to zero. This means that, when a PRUvider Variable Appreciable Life Contract lapses, it may still have considerable value, and you may have a substantial incentive to reinstate it. If you choose not to reinstate, on the other hand, you may take the cash surrender value under several options.

Refund

For a limited time, a Contract may be returned for a refund in accordance with the terms of its "free-look" provision. See Short-Term Cancellation Right or "Free-Look", page 10.

                                   ----------

The replacement of life insurance is generally not in your best interest. In most cases, if you require additional coverage, the benefits of your existing contract can be protected by purchasing additional insurance or a supplemental contract. If you are considering replacing a contract, you should compare the benefits and costs of supplementing your existing contract with the benefits and costs of purchasing the Contract described in this prospectus and you should consult a qualified tax adviser.


This prospectus may only be offered in jurisdictions in which the offering is lawful. No person is authorized to make any representations in connection with this offering other than those contained in this prospectus and in the prospectus and statement of additional information for The Prudential Series Fund, Inc.

                 GENERAL INFORMATION ABOUT PRUCO LIFE INSURANCE
                COMPANY OF NEW JERSEY, PRUCO LIFE OF NEW JERSEY
                        VARIABLE APPRECIABLE ACCOUNT, THE
                 VARIABLE INVESTMENT OPTIONS AVAILABLE UNDER THE
                      CONTRACT, AND THE FIXED-RATE OPTION

Pruco Life Insurance Company of New Jersey


Pruco Life Insurance Company of New Jersey ("Pruco Life of New Jersey", "us", "we", or "our") is a stock insurance company, organized in 1982 under the laws of the State of New Jersey. It is licensed to sell life insurance and annuities only in the States of New Jersey and New York.


Pruco Life of New Jersey is an indirect, wholly-owned subsidiary of The Prudential Insurance Company of America ("Prudential"), a mutual insurance company founded in 1875 under the laws of the State of New Jersey. Prudential is currently considering reorganizing itself into a publicly traded stock company through a process known as "demutualization." On February 10, 1998, Prudential's Board of Directors authorized management to take the preliminary steps necessary to allow Prudential to demutualize. On July 1, 1998, legislation was enacted in New Jersey that would permit this conversion to occur and that specified the process for conversion. Demutualization is a complex process involving development of a plan of reorganization, adoption of a plan by Prudential's Board of Directors, a public hearing, voting by qualified policyholders and regulatory approval, all of which could take two or more years to complete. Prudential's management and Board of Directors have not yet determined to demutualize and it is possible that, after careful review, Prudential could decide not to go public.

The plan of reorganization, which hasn't been developed and approved, would provide the criteria for determining eligibility and the methodology for allocating shares or other consideration to those who would be eligible. Under New Jersey's demutualization law, a policy would have to be in effect on the date Prudential's Board of Directors adopted a plan of reorganization in order to be considered for eligibility. Generally, the amount of shares or other consideration eligible customers would receive would be based on a number of factors, including the types, amounts and issue years of their policies. As a general rule, owners of Prudential-issued insurance policies and annuity contracts would be eligible, while mutual fund customers and customers of Prudential's subsidiaries would not be. It has not yet been determined whether any exceptions to that general rule will be made with respect to policyholders and contract owners of Prudential's subsidiaries. This does not constitute a proposal, offer, solicitation or recommendation regarding any plan of reorganization that may be proposed or a recommendation regarding the ownership of any stock that could be issued in connection with any such demutualization.


The Pruco Life of New Jersey Variable Appreciable Account

We have established a separate account, the Pruco Life of New Jersey Variable Appreciable Account (the "Account"), to hold the assets that are associated with the Contracts. The Account was established on January 13, 1984 under New Jersey law and is registered with the Securities and Exchange Commission ("SEC") under the Investment Company Act of 1940 ("1940 Act") as a unit investment trust, which is a type of investment company. The Account meets the definition of a "separate account" under the federal securities laws. The Account holds assets that are segregated from all of Pruco Life of New Jersey's other assets.

Pruco Life of New Jersey is also the legal owner of the assets in the Account. Pruco Life of New Jersey will maintain assets in the Account with a total market value at least equal to the reserve and other liabilities relating to the variable benefits attributable to the Account. These assets may not be charged with liabilities which arise from any other business Pruco Life of New Jersey conducts. In addition to these assets, the Account's assets may include funds contributed by Pruco Life of New Jersey to commence operation of the Account and may include accumulations of the charges Pruco Life of New Jersey makes against the Account. From time to time these additional assets will be transferred to Pruco Life of New Jersey's general account. Before making any such transfer, Pruco Life of New Jersey will consider any possible adverse impact the transfer might have on the Account.

The obligations to Contract owners and beneficiaries arising under the Contract are general corporate obligations of Pruco Life of New Jersey.

There are currently two variable investment options within the Account, one of which invests in the Conservative Balanced Portfolio and the other of which invests in the Flexible Managed Portfolio of the Series Fund. We may add additional variable investment options in the future. The Account's financial statements begin on page A1.

The Prudential Series Fund, Inc.

The Prudential Series Fund, Inc. (the "Series Fund") is registered under the 1940 Act as an open-end diversified management investment company. Its shares are currently sold only to separate accounts of Prudential and certain other insurers that offer variable life insurance and variable annuity contracts. On October 31, 1986, the Pruco Life Series Fund, Inc., an open-end diversified management investment company, which sold its shares only to separate accounts of Pruco Life and Pruco Life Insurance Company of New Jersey, was merged into the Series Fund. Prior to that date, the Account invested only in shares of Pruco Life Series Fund, Inc. The Account will purchase and redeem shares from the Series Fund at net asset value. Shares will be redeemed to the extent necessary for Pruco Life of New Jersey to provide benefits under the Contracts and to transfer assets from one variable investment option to another, as requested by Contract owners. Any dividend or capital gain distribution received from a portfolio of the Series Fund will be reinvested immediately at net asset value in shares of that portfolio and retained as assets of the corresponding variable investment option.

Prudential is the investment adviser for the assets of each of the portfolios of the Series Fund. Prudential's principal business address is 751 Broad Street, Newark, New Jersey 07102-3777. Prudential has a Service Agreement with its wholly-owned subsidiary The Prudential Investment Corporation ("PIC"). The Service Agreement provides that, subject to Prudential's supervision, PIC will furnish investment advisory services in connection with the management of the Series Fund. Further detail is provided in the prospectus and statement of additional information for the Series Fund. Prudential and PIC are registered as investment advisers under the 1940 Act.

As an investment adviser, Prudential charges the Series Fund a daily investment management fee as compensation for its services. In addition to the investment management fee, each portfolio incurs certain expenses, such as accounting and custodian fees. See Contract Fees and Charges, page 6.

In the future it may become disadvantageous for both variable life insurance and variable annuity contract separate accounts to invest in the same underlying mutual fund. Neither the companies that invest in the Series Fund nor the Series Fund currently foresees any such disadvantage. The Series Fund's Board of Directors intends to monitor events in order to identify any material conflict between variable life insurance and variable annuity contract owners and to determine what action, if any, should be taken. Material conflicts could result from such things as:

(1)  changes in state insurance law;
(2)  changes in federal income tax law;
(3)  changes in the investment management of any portfolio of the Series Fund;
     or
(4) differences between voting instructions given by variable life insurance and variable annuity contract owners.

A full description of the Series Fund, its investment objectives, management, policies, restrictions, expenses, investment risks, and all other aspects of its operation is contained in the attached prospectus for the Series Fund and in its statement of additional information, which should be read in conjunction with this prospectus. There is no assurance that the investment objectives of the Series Fund will be met.

Investment Options


When you first bought the Contract you instructed Pruco Life of New Jersey as to what combination of the three investment options you wish your Contract Fund invested. Thereafter you may make changes in these allocations either in writing or by telephone. The investment objectives of the portfolios are as follows:

Variable Investment Options

 .     Conservative Balanced Portfolio. The investment objective is a total investment return consistent with a conservatively managed diversified portfolio. The Portfolio invests in a mix of equity securities, debt obligations, and money market instruments. This Portfolio is appropriate for an investor desiring diversification with a relatively lower risk of loss than that associated with the Flexible Managed Portfolio.

 .     Flexible Managed Portfolio. The investment objective is a total investment return consistent with an aggressively managed diversified portfolio. The Portfolio invests in a mix of equity securities, debt obligations, and money market instruments. This Portfolio is appropriate for an investor desiring diversification, who is willing to accept a relatively high level of loss, in an effort to achieve greater appreciation.

Voting Rights

We are the legal owner of the shares in the Series Fund. However, we vote the shares in the Series Fund according to voting instructions we receive from Contract owners. We will mail you a proxy, which is a form you need to complete and return to us to tell us how you wish us to vote. When we receive those instructions, we will vote all of the shares we own on your behalf in accordance with those instructions. We will vote the shares for which we do not receive instructions and shares that we own, in the same proportion as the shares for which instructions are received. We may change the way your voting instructions are calculated if it is required by federal regulation. Should the applicable federal securities laws or regulations, or their current interpretation, change so as to permit Pruco Life of New Jersey to vote shares of the Series Fund in its own right, it may elect to do so.


The Fixed-Rate Option

Because of exemptive and exclusionary provisions, interests in the fixed-rate option under the Contract have not been registered under the Securities Act of 1933 and the general account has not been registered as an investment company under the Investment Company Act of 1940. Accordingly, interests in the fixed-rate option are not subject to the provisions of these Acts, and Pruco Life of New Jersey has been advised that the staff of the Securities and Exchange Commission has not reviewed the disclosure in this Prospectus relating to the fixed-rate option. Any inaccurate or misleading disclosure regarding the fixed-rate option may, however, be subject to certain generally applicable provisions of federal securities laws.

You may choose to allocate, either initially or by transfer, all or part of your Contract Fund to the fixed-rate option. This amount becomes part of Pruco Life of New Jersey's general account. Pruco Life of New Jersey's general account consists of all assets owned by Pruco Life of New Jersey other than those in the Account and in other separate accounts that have been or may be established by Pruco Life of New Jersey. Subject to applicable law, Pruco Life of New Jersey has sole discretion over the investment of the general account assets. Contract owners do not share in the investment experience of those assets. Instead, Pruco Life of New Jersey guarantees that the part of the Contract Fund allocated to the fixed-rate option will accrue interest daily at an effective annual rate that Pruco Life of New Jersey declares periodically. This rate may not be less than an effective annual rate of 4%.

Currently, the following steps are taken for crediting interest rates: declared interest rates remain in effect from the date money is allocated to the fixed-rate option until the Monthly date in the same month in the following year (see Contract Date on page 10); thereafter, a new crediting rate will be declared each year and will remain in effect for the calendar year. Pruco Life of New Jersey reserves the right to change this practice. Pruco Life of New Jersey is not obligated to credit interest at a higher rate than 4%, although we may do so. Different crediting rates may be declared for different portions of the Contract Fund allocated to the fixed-rate option. At least annually and on request, you will be advised of the interest rates that currently apply to your Contract. The term Monthly Date means the day of each month that is the same as the Contract Date.

Transfers from the fixed-rate option are subject to strict limits. See Transfers, page 12. The payment of any cash surrender value attributable to the fixed-rate option may be delayed up to six months. See When Proceeds Are Paid, page 17.

                    DETAILED INFORMATION FOR CONTRACT OWNERS

Contract Fees and Charges

This section provides a more detailed description of each charge that is described briefly in the chart on page 1.

In several instances we use the terms "maximum charge" and "current charge." The "maximum charge," in each instance, is the highest charge that Pruco Life of New Jersey is entitled to make under the Contract. The "current charge" is the lower amount that we are now charging. If circumstances change, we reserve the right to increase each current charge, up to the maximum charge, without giving any advance notice.

A Contract owner may add several "riders" to the Contract which provide additional benefits and are charged for separately. The statement and description of charges that follows assumes there are no riders to the Contract.

Deductions from Premiums

(a) Pruco Life of New Jersey deducts a charge for taxes attributable to premiums from each premium payment. That charge is currently made up of two parts. The first part is a charge for state and local premium-based taxes. The tax rate varies from state to state, generally ranging from 0.75% to 5% (but in some instances may exceed 5%) of the premium received by Pruco Life of New Jersey. The amount charged may be more than Pruco Life of New Jersey actually pays. The second part is a charge for federal income taxes measured by premiums, equal to 1.25% of the premium. We believe that this charge is a reasonable estimate of an increase in its federal income taxes resulting from a 1990 change in the Internal Revenue Code. It is intended to recover this increased tax. During 1999, 1998, and 1997, we received a total of approximately $XXX,XXX, $124,201, and $130,658, respectively, in charges for taxes attributable to premiums.


(b) Pruco Life of New Jersey deducts a charge of $2 from each premium payment to cover the cost of collecting and processing premiums. Thus, if you pay premiums annually, this charge will be $2 per year. If you pay premiums monthly, the charge will be $24 per year. If you pay premiums more frequently, for example under a payroll deduction plan with your employer, the charge may be more than $24 per year. During 1999, 1998, and 1997, we received a total of approximately $XXX,XXX, $217,724, and $219,537, respectively, in processing charges.

Deductions from Portfolios

Pruco Life of New Jersey deducts an investment advisory fee daily from each portfolio at a rate, on an annualized basis, of 0.55% for the Conservative Balanced Portfolio and 0.60% for the Flexible Managed Portfolio.

We pay expenses incurred in conducting the investment operations of the portfolios (such as investment advisory fees, custodian fees and preparation and distribution of annual reports) out of the portfolio's income. These expenses also vary by portfolio. The total expenses of each portfolio for the year 1999, expressed as a percentage of the average assets during the year, are as follows:


-------------------------- ----------------- ----------------- ----------------


    Portfolio                 Advisory Fee     Other Expenses    Total Expenses
-------------------------- ----------------- ----------------- ----------------
Conservative Balanced            0.55%              0.XX%              0.XX%
Flexible Managed                 0.60%              0.XX%              0.XX%
-------------------------- ----------------- ----------------- ----------------


Daily Deduction from the Contract Fund

Each day Pruco Life of New Jersey deducts a charge from the assets of each of the variable investment options in an amount equivalent to an effective annual rate of up to 0.9%. This charge is intended to compensate us for assuming mortality and expense risks under the Contract. The mortality risk assumed is that insureds may live for shorter periods of time than we estimated when we determined what mortality charge to make. The expense risk assumed is that expenses incurred in issuing and administering the Contract will be greater than we estimated in fixing our administrative charges. This charge is not assessed against amounts allocated to the fixed-rate option. During 1999, 1998, and 1997, we received a total of approximately $XXX,XXX, $182,115, and $154,038, respectively, in mortality and expense risk charges.


Monthly Deductions from Contract Fund

Pruco Life of New Jersey deducts the following monthly charges proportionately from the dollar amounts held in each of the chosen investment option[s].

(a) Pruco Life of New Jersey deducts a sales charge, often called a "sales load", to pay part of the costs of selling the Contracts, including commissions, advertising, and the printing and distribution of prospectuses and sales literature. The charge is equal to 0.5% of the "primary annual premium." The primary annual premium is equal to the Scheduled Premium that would be payable if premiums were being paid annually, less the two deductions from premiums (taxes attributable to premiums and the $2 processing charge), and less the $6 part of the monthly deduction described in (c) below, the $0.30 per $1,000 of face amount for Contracts with a face amount of less than $10,000, and any extra premiums for riders or substandard risks. The sales load is charged whether the Contract owner is paying premiums annually or more frequently. It is lower on Contracts issued on insureds over 60 years of age. To summarize, for most Contracts, this charge is somewhat less than 6% of the annual Scheduled Premium.

     There is a second sales load, which will be charged only if a Contract lapses or is surrendered before the end of the 10th Contract year. It is often described as a contingent deferred sales load ("CDSL") and is described under

     Surrender or Withdrawal Charges, page 8. During 1999, 1998, and 1997, we received a total of approximately $XXX,XXX, $513,309, and $568,524, respectively, in sales load charges.

(b) Pruco Life of New Jersey deducts a charge of not more than $0.01 per $1000 of face amount of insurance to compensate for the risk we assume in guaranteeing that, no matter how unfavorable investment experience may be, the death benefit will never be less than the guaranteed minimum death benefit, so long as Scheduled Premiums are paid on or before the due date or during the grace period. This charge will not be made if the Contract has been continued inforce pursuant to an option on lapse. During 1999, 1998, and 1997, we received a total of approximately $XX,XXX, $25,605, and $26,181, respectively, for this risk charge.

(c) Pruco Life of New Jersey deducts an administrative charge of $6 plus up to $0.19 per $1,000 of face amount of insurance. Currently, on a non-guaranteed basis, this charge is reduced from $0.19 to $0.09 per $1,000. The charge is intended to pay for processing claims, keeping records, and communicating with Contract owners. If premiums are paid by automatic transfer under the Pru-Matic Plan, as described on page 10, the current charge is further reduced to $0.07 per $1,000 of face amount. There is an additional charge of $0.30 per $1,000 of face amount if the face amount of the Contract is less than $10,000. This monthly administrative charge will not be made if the Contract has been continued inforce pursuant to an option on lapse. During 1999, 1998, and 1997, we received a total of approximately $X,XXX,XXX, $1,268,693, and $1,352,185, respectively, in monthly administrative charges.

(d) Pruco Life of New Jersey deducts a mortality charge that is intended to be used to pay death benefits. When an insured dies, the amount payable to the beneficiary is larger than the Contract Fund and significantly larger if the insured dies in the early years of a Contract. The mortality charges collected from all Contract owners enable us to pay the death benefit for the few insureds who die. We determine the maximum mortality charge by multiplying the "net amount at risk" under a Contract (the amount by which the Contract's death benefit, computed as if there were neither riders nor Contract debt, exceeds the Contract Fund) by a rate based upon the insured's current attained age, sex and the anticipated mortality for that class of persons. The anticipated mortality is based upon mortality tables published by The National Association of Insurance Commissioners called the Non-Smoker/Smoker 1980 CSO Tables. We may determine that a lesser amount than that called for by these mortality tables will be adequate for insureds of particular ages and may thus make a lower mortality charge for such persons. Any lower current mortality charges are not applicable to Contracts inforce pursuant to an option on lapse. See Lapse and Reinstatement, page 15.

(e) If a rider is added to the basic Contract, or if an insured is in a substandard risk classification (for example, a person in a hazardous occupation), we increase the Scheduled Premium and deduct additional charges monthly.

(f) Pruco Life of New Jersey may deduct a charge to cover federal, state or local taxes (other than "taxes attributable to premiums" described above) that are imposed upon the operations of the Account. At present no such taxes are imposed and no charge is made. We will review the question of a charge to the Account for company federal income taxes periodically. We may make such a charge in the future for any federal income taxes that would be attributable to the Account.

     Under current law, Pruco Life of New Jersey may incur state and local taxes (in addition to premium taxes) in several states. At present, these taxes are not significant and they are not charged against the Account. If there is a material change in the applicable state or local tax laws, the imposition of any such taxes upon Pruco Life of New Jersey that are attributable to the Account may result in a corresponding charge against the Account.

Surrender or Withdrawal Charges

(a) Pruco Life of New Jersey charges an additional contingent deferred sales load (the CDSL) if a Contract lapses or is surrendered during the first 10 Contract years. No such charge is applicable to the death benefit, no matter when it may become payable. The maximum contingent deferred charge is equal to 50% of the first year's primary annual premium upon Contracts that lapse or are surrendered during the first five Contract years. That percentage is reduced uniformly on a daily basis starting from the Contract's fifth anniversary until it disappears on the 10th anniversary.

     The contingent deferred sales load is also further limited at older issue ages (approximately above age 61) in order to comply with certain requirements of state law. Specifically, the contingent deferred sales load for such insureds is no more than $32.50 per $1,000 of face amount.

     The sales load is subject to a further important limitation that may, particularly for Contracts that lapse or are surrendered within the first five or six years, result in a lower contingent deferred sales load than that described above. (This limitation might also, under unusual circumstances, apply to reduce the monthly sales load deductions described in item (a) under Monthly Deductions from Contract Fund, page 7.)

     The limitation is based on a Guideline Annual Premium ("GAP") that is associated with every Contract. The GAP is a defined amount determined actuarially in accordance with a regulation of the Securities and Exchange Commission ("SEC"). Pruco Life of New Jersey will charge a maximum aggregate sales load (that is, the sum of the monthly sales load deduction and the contingent deferred sales charge) that will not be more than 30% of the premiums actually paid until those premiums total one GAP plus no more than 9% of the next premiums paid until total premiums are equal to five GAPS, plus no more than 6% of all subsequent premiums. If the sales charges described above would at any time exceed this maximum amount then, to the extent of any excess, we will not make the charge.


     The amount of this charge can be more easily understood by reference to the following table which shows the sales loads that would be paid by a 35 year old man with $20,000 face amount of insurance, both through the monthly deductions from the Contract Fund described above and upon the surrender of the Contract. The primary annual premium is $304.20.


   ----------------------- --------------------- --------------------- ------------------- -------------- ---------------------

                                                                                                               Cumulative
   Surrender,                   Cumulative            Cumulative           Contingent          Total      Total Sales Load as
   Last Day of              Scheduled Premiums   Sales Load Deducted     Deferred Sales        Sales              Per-
   Year No.                        Paid           from Contract Fund         Load*             Load            centage of
                                                                                                               Scheduled
                                                                                                            Premiums Paid**
   ----------------------- --------------------- --------------------- ------------------- -------------- ---------------------
             1                   $ 390.90              $ 18.24              $ 87.22          $ 105.46            26.98%
             2                      781.80                36.48               104.16           140.64            17.99%
             3                   1,172.70                 54.72               121.10           175.82            14.99%
             4                   1,563.60                 72.96               138.04           211.00            13.49%
             5                   1,954.50                 91.20               146.55           237.75            12.16%
             6                   2,345.40                109.44               121.80           231.24              9.86%
             7                   2,736.30                127.68                91.40           219.08              8.01%
             8                   3,127.20                145.92                60.80           206.72              6.61%
             9                   3,518.10                164.16                30.40           194.56              5.53%
            10                   3,909.00                182.40                  0.00          182.40              4.67%
   ----------------------- --------------------- --------------------- ------------------- -------------- ---------------------


* The maximum CDSL is $152.20 for years one through five; $121.80 for year six; $91.40 for year seven; $60.80 for year eight; $30.40 for year nine; and zero for year 10.

** The percentages shown in the last column will not be appreciably different for insureds of different ages.

(b) Pruco Life of New Jersey deducts an administrative charge of $5 per $1,000 of face amount of insurance upon lapse or surrender to cover the cost of processing applications, conducting medical examinations, determining insurability and the insured's rating class, and establishing records. However, this charge is reduced beginning on the Contract's fifth anniversary and declines daily at a constant rate until it disappears entirely on the 10th Contract anniversary. We are currently allowing partial surrenders of the Contract, but we reserve the right to cancel this administrative practice. If the Contract is partially surrendered during the first 10 years, we deduct a proportionate amount of the charge from the Contract Fund. During 1999, 1998, and 1997, we received a total of approximately $XX,XXX, $38,805, and $53,157, respectively, for surrendered or lapsed Contracts. Surrender of all or part of a Contract may have tax consequences. See Tax Treatment of Contract Benefits, page 18.


Transaction Charges

Pruco Life of New Jersey will make an administrative processing charge equal to the lesser of $15 or 2% of the amount withdrawn in connection with each withdrawal of excess cash surrender value of a Contract.

Requirements for Issuance of a Contract

As of May 1, 1999, Pruco Life of New Jersey no longer offered these Contracts for sale. Generally, the Contract was issued on insureds below the age of 76. The minimum initial guaranteed death benefit was $5,000; the maximum you could apply for was $25,000. Proposed insureds, 21 years of age or less, could apply for a minimum initial guaranteed death benefit of $10,000. Before issuing any Contract, Pruco Life of New Jersey required evidence of insurability, which may have included a medical examination. Non-smokers who met preferred underwriting requirements were offered the most favorable premium rate. Pruco Life of New Jersey charges a higher premium if an extra mortality risk is involved.

Short-Term Cancellation Right or "Free-Look"

Generally, you may return the Contract for a refund within 10 days after you receive it. Some states allow a longer period of time during which a Contract may be returned for a refund. You can request a refund by mailing or delivering the Contract to the representative who sold it or to the Home Office specified in the Contract. A Contract returned according to this provision shall be deemed void from the beginning. You will then receive a refund of all premium payments made, plus or minus any change due to investment experience. However, if applicable law so requires and if you exercise your short-term cancellation right, you will receive a refund of all premium payments made, with no adjustment for investment experience.


Reduction of Charges for Concurrent Sales to Several Individuals

Pruco Life of New Jersey may have reduced the sales charges and/or other charges on individual Contracts sold to members of a class of associated individuals, or to a trustee, employer or other entity representing such a class, where it is expected that such multiple sales will result in savings of sales or administrative expenses. Pruco Life of New Jersey determines both the eligibility for such reduced charges, as well as the amount of such reductions, by considering the following factors:

(1)  the number of individuals;
(2) the total amount of premium payments expected to be received from these Contracts;
(3) the nature of the association between these individuals, and the expected persistency of the individual Contracts;
(4) the purpose for which the individual Contracts are purchased and whether that purpose makes it likely that expenses will be reduced; and
(5) any other circumstances which Pruco Life of New Jersey believes to be relevant in determining whether reduced sales or administrative expenses may be expected.


Some of the reductions in charges for these sales may be contractually guaranteed; other reductions may be withdrawn or modified by Pruco Life of New Jersey on a uniform basis. Pruco Life of New Jersey's reductions in charges for these sales will not be unfairly discriminatory to the interests of any individual Contract owners.


Contract Date

When the first premium payment is paid with the application for a Contract, the Contract Date is ordinarily the later of the application date and the medical examination date. In most cases no medical examination is necessary. If the first premium was not paid with the application, the Contract Date is ordinarily the date the first premium was paid and the Contract was delivered. It may have been advantageous for a Contract owner to have an earlier Contract Date if it resulted in Pruco Life of New Jersey using a lower issue age in determining the Scheduled Premium amount. Pruco Life of New Jersey permits a Contract to be back-dated but only to a date not earlier than six months prior to the date of the application. Pruco Life of New Jersey requires the payment of all premiums that would have been due had the application date coincided with the back-dated Contract Date. The death benefit and cash surrender value under the Contract will be equal to what they would have been had the Contract been issued on the Contract Date, all Scheduled Premiums been received on their due dates, and all Contract charges been made.


Premiums

The Contract provides for a Scheduled Premium which, if paid when due or within a 61 day grace period, ensures that the Contract will not lapse. If you pay premiums other than on a monthly basis, you will receive a notice that a premium is due about three weeks before each due date. If you pay premiums monthly, you will receive a book each year with 12 coupons that will serve as a reminder. With Pruco Life of New Jersey's consent, you may change the frequency of premium payments.

You may elect to have monthly premiums paid automatically under the "Pru-Matic Premium Plan" by pre-authorized transfers from a bank checking account. If you select the Pru-Matic Premium Plan, one of the current monthly charges will be reduced. See Monthly Deductions From Contract Fund, page 7. Some Contract owners may also be eligible to have monthly premiums paid by pre-authorized deductions from an employer's payroll.

The following table shows, for two face amounts, representative preferred and standard annual premium amounts under Contracts issued on insureds who are not substandard risks. These premiums do not reflect any additional riders or supplementary benefits.

--------------------------------------------------------------------------------------------------------

                                 $10,000 Face Amount                      $20,000 Face Amount
                       ---------------------------------------------------------------------------------

                           Preferred            Standard             Preferred            Standard
--------------------------------------------------------------------------------------------------------
    Male, age 35            $233.70              $274.01              $390.90             $ 471.52
      at issue
--------------------------------------------------------------------------------------------------------

   Female, age 45           $278.04              $308.53              $479.59             $ 540.57
      at issue
--------------------------------------------------------------------------------------------------------

    Male, age 55            $450.96              $562.17              $825.43             $1047.86
      at issue
--------------------------------------------------------------------------------------------------------

The following table compares annual and monthly premiums for insureds who are in the preferred rating class. Note that in these examples the sum of 12 monthly premiums for a particular Contract is approximately 110% to 116% of the annual Scheduled Premium for that Contract.

--------------------------------------------------------------------------------------------------------
                                   $10,000 Face Amount                     $20,000 Face Amount
                          ------------------------------------------------------------------------------
                               Monthly              Annual             Monthly             Annual
--------------------------------------------------------------------------------------------------------
      Male, age 35              $22.43             $233.70             $36.59             $390.90
        at issue
--------------------------------------------------------------------------------------------------------

     Female, age 45             $26.46             $278.04             $44.65             $479.59
        at issue
--------------------------------------------------------------------------------------------------------

      Male, age 55              $41.96             $450.96             $75.66             $825.43
        at issue
--------------------------------------------------------------------------------------------------------

A significant feature of this Contract is that it permits you to pay greater than Scheduled Premiums. You may make unscheduled premium payments occasionally or on a periodic basis. If you wish, you may select a higher contemplated premium than the Scheduled Premium. Pruco Life of New Jersey will then bill you for the chosen premium. In general, the regular payment of higher premiums will result in higher cash surrender values and higher death benefits. Conversely, a Scheduled Premium payment does not need to be made if the Contract Fund is large enough to enable the charges due under the Contract to be made without causing the Contract to lapse. See Lapse and Reinstatement, page 15. The payment of premiums in excess of Scheduled Premiums may cause the Contract to become a Modified Endowment Contract for federal income tax purposes. If this happens, loans and other distributions which would otherwise not be taxable events may be subject to federal income taxation. See Tax Treatment of Contract Benefits, page 18.

Pruco Life of New Jersey will generally accept any premium payment of at least $25. Pruco Life of New Jersey reserves the right to limit unscheduled premiums to a total of $5,000 in any Contract year, and to refuse to accept premiums that would immediately result in more than a dollar-for-dollar increase in the death benefit. See How a Contract's Death Benefit Will Vary, page 13. The privilege of making large or additional premium payments offers a way of investing amounts which accumulate without current income taxation, but again, there are tax consequences if the Contract becomes a Modified Endowment Contract. See Tax Treatment of Contract Benefits, page 18.

Allocation of Premiums

Pruco Life of New Jersey deducts a $2 processing charge and the charge for taxes attributable to premiums from premium payments. Each payment, after the deductions from premiums, will be invested as of the end of the valuation period when received at a Home Office in accordance with the allocation you have designated. A valuation period is the period of time from one determination of the value of the amount invested in a variable investment option to the next. Such determinations are made when the net asset values of the portfolios are calculated, which is generally 4:15 p.m. Eastern time on each day during which the New York Stock Exchange is open. Provided the Contract is not in default, you may change the way in which subsequent premiums are allocated by giving written notice to a Home Office. You may also change the way in which subsequent premiums are allocated by telephoning a Home Office, provided you are enrolled to use the Telephone Transfer system. There is no charge for reallocating future premiums. If any part of the invested portion of a premium is allocated to a particular investment option, that portion must be at least 10% on the date the allocation takes effect. All percentage allocations must be in whole numbers. For example, 33% can be selected but 33"% cannot. Of course, the total allocation of all selected investment options must equal 100%.

Transfers


If the Contract is not in default, or if the Contract is inforce as variable reduced paid-up insurance (see Lapse and Reinstatement, page 15), you may, up to four times in each Contract year, transfer amounts from one variable investment option to the other variable investment option or to the fixed-rate option. Currently, you may make additional transfers with our consent without charge. All or a portion of the amount credited to a variable investment option may be transferred. If you wish to convert your variable Contract to a fixed-benefit Contract in this manner, you must request a complete transfer of funds to the fixed-rate option and change your allocation instructions regarding any future premiums.

Transfers between variable investment options will take effect as of the end of the valuation period (usually the business day) in which a proper transfer request is received at a Home Office. The request may be in terms of dollars, such as a request to transfer $1,000 from one variable investment option to the other, or may be in terms of a percentage reallocation between variable investment options. In the latter case, as with premium reallocations, the percentages must be in whole numbers. You may transfer amounts by proper written notice to a Home Office or by telephone, if you are enrolled to use the Telephone Transfer System. You will automatically be enrolled to use the Telephone Transfer System unless the Contract is jointly owned or you elect not to have this privilege. Telephone transfers may not be available on Contracts that are assigned, depending on the terms of the assignment. We will use reasonable procedures, such as asking you for certain personal information provided on your application for insurance, to confirm that instructions given by telephone are genuine. Pruco Life of New Jersey will not be held liable for following telephone instructions that we reasonably believe to be genuine. Pruco Life of New Jersey cannot guarantee that you will be able to get through to complete a telephone transfer during peak periods such as periods of drastic economic or market change.

Transfers from the fixed-rate option to the variable investment options are currently permitted once each Contract year and only during the 30-day period beginning on the Contract anniversary. The maximum amount which may be transferred out of the fixed-rate option each year is currently the greater of:
(a) 25% of the amount in the fixed-rate option, or (b) $2,000. Such transfer requests received prior to the Contract anniversary will be effective on the Contract anniversary. Transfer requests received within the 30-day period beginning on the Contract anniversary will be effective as of the end of the valuation period in which a proper transfer request is received at a Home Office. Pruco Life of New Jersey may change these limits in the future.

How the Contract Fund Changes with Investment Experience

As explained earlier, after the 10th Contract year, there will no longer be a surrender charge and, if there is no Contract loan, the cash surrender value will be equal to the Contract Fund. This section, therefore, also describes how the cash surrender value of the Contract will change with investment experience.

On the Contract Date, the Contract Fund value is the initial premium less the deductions from premiums and the first monthly deductions. See Contract Fees and Charges, page 6. This amount is placed in the variable investment option[s] you choose and/or the fixed-rate option. Thereafter, the Contract Fund value changes daily, reflecting increases or decreases in the value of the assets in the variable investment options, and interest credited on any amounts allocated to the fixed-rate option. It is also reduced by the daily asset charge for mortality and expense risks assessed against the variable investment options. The Contract Fund value also increases to reflect the receipt of additional premium payments and is decreased by the monthly deductions.

A Contract's cash surrender value on any date will be the Contract Fund value reduced by the withdrawal charges, if any, and by any Contract debt. Upon request, Pruco Life of New Jersey will tell you the cash surrender value of your Contract. It is possible, although highly unlikely, that the cash surrender value of a Contract could decline to zero because of unfavorable investment performance, even if you continue to pay Scheduled Premiums when due.

The tables on pages T1 through T4 of this prospectus (immediately following page
14) illustrate what the death benefit and cash surrender values would be for a representative Contract, assuming uniform hypothetical investment results in the selected portfolio[s], and also provide information about the aggregate premiums payable under the Contract.

How a Contract's Death Benefit Will Vary

The death benefit will vary with investment experience. The death benefit will be equal to the face amount of insurance plus the amount, if any, by which the Contract Fund value exceeds the applicable "Tabular Contract Fund Value" for the Contract (subject to an exception described below under which the death benefit is higher). Each Contract contains a table that sets forth the Tabular Contract Fund Value as of the end of each of the first 20 years of the Contract. Tabular Contract Fund Values between Contract anniversaries are determined by interpolation. The "Tabular Contract Fund Value" for each Contract year is an amount that is slightly less than the Contract Fund value that would result as of the end of such year if:

(1)  you paid only Scheduled Premiums;
(2)  you paid the Scheduled Premiums when due;
(3) your selected investment options earned a net return at a uniform rate of 4% per year;
(4)  we deducted full mortality charges based upon the 1980 CSO Table;
(5)  we deducted the maximum sales load and expense charges; and
(6)  there was no Contract debt.

The death benefit will equal the face amount if the Contract Fund equals the Tabular Contract Fund Value. In general, and assuming the optional paid-up benefit is not in effect (see Paid-Up Insurance Option on page 16), if, due to investment results greater than a net return of 4%, or to payment of greater than Scheduled Premiums, or to smaller than maximum charges, the Contract Fund value is a given amount greater than the Tabular Contract Fund Value, the death benefit will be the face amount plus that excess amount. If, due to investment results less favorable than a net return of 4%, the Contract Fund value is less than the Tabular Contract Fund Value, the death benefit will not fall below the initial face amount stated in the Contract. Again, the death benefit will reflect a deduction for the amount of any Contract debt. See Contract Loans, page 15. Any unfavorable investment experience must first be offset by favorable performance or additional payments that bring the Contract Fund up to the Tabular level before favorable investment results or additional payments will increase the death benefit.

The Contract Fund could grow to the point where it is necessary to increase the death benefit by a greater amount in order to ensure that the Contract will satisfy the Internal Revenue Code's definition of life insurance. Thus, the death benefit will always be the greatest of (1) the face amount plus the Contract Fund minus the Tabular Contract Fund Value; (2) the guaranteed minimum death benefit; and (3) the Contract Fund times the attained age factor that applies.

Withdrawal of Excess Cash Surrender Value

Under certain circumstances, you may withdraw a portion of the Contract's cash surrender value without surrendering the Contract. The withdrawal amount is limited by the requirement that the Contract Fund after withdrawal must not be less than the Tabular Contract Fund Value. (A Table of Tabular Contract Fund Values is included in the Contract; the Values increase with each year the Contract remains inforce.) But because the Contract Fund may be made up in part by an outstanding Contract loan, there is a further limitation that the amount withdrawn may not be larger than an amount sufficient to reduce the cash surrender value to zero. The amount withdrawn must be at least $200. You may make no more than four such withdrawals in each Contract year, and there is an administrative processing fee for each withdrawal equal to the lesser of $15 and 2% of the amount withdrawn. An amount withdrawn may not be repaid except as a scheduled or unscheduled premium subject to the applicable charges. Upon request, Pruco Life of New Jersey will tell you how much you may withdraw. Withdrawal of part of the cash surrender value may have tax consequences. See Tax Treatment of Contract Benefits, page 18. A temporary need for funds may also be met by making a loan and you should consult your Pruco Life of New Jersey representative about how best to meet your needs.

When a withdrawal is made, the cash surrender value and Contract Fund value are reduced by the amount of the withdrawal, and the death benefit is reduced accordingly. Neither the face amount of insurance nor the amount of Scheduled Premiums will be changed due to a withdrawal of excess cash surrender value. No surrender charges will be assessed for a withdrawal.

Withdrawal of part of the cash surrender value increases the risk that the Contract Fund may be insufficient to provide Contract benefits. If such a withdrawal is followed by unfavorable investment experience, the Contract may lapse even if Scheduled Premiums continue to be paid when due. This is because, for purposes of determining whether a lapse has occurred, Pruco Life of New Jersey treats withdrawals as a return of premium.

Illustrations of Cash Surrender Values, Death Benefits and Accumulated Premiums

The following four tables show how a Contract's death benefit and cash surrender values change with the investment performance of the Account. They are "hypothetical" because they are based, in part, upon several assumptions which are described below. All four tables assume the following:

o a Contract of a given face amount bought by a 35 year old male, non-smoker, with no extra risks or substandard ratings, and no extra benefit riders added to the Contract.

o the Scheduled Premium is paid on each Contract anniversary, the deduction for taxes attributable to premiums is 3.25% and no loans are taken.

o the Contract Fund has been invested in equal amounts in each of the two available portfolios of the Series Fund and no portion of the Contract Fund has been allocated to the fixed-rate option.

The first table (page T1) assumes a Contract with a $5,000 face amount has been purchased and the second table (page T2) assumes a Contract with a $20,000 face amount has been purchased. Both assume the current charges will continue for the indefinite future. The third and fourth tables (pages T3 and T4) are based upon the same assumptions except it is assumed the maximum contractual charges have been made from the beginning.

Finally, there are four assumptions, shown separately, about the average investment performance of the portfolios. The first is that there will be a uniform 0% gross rate of return with the average value of the Contract Fund uniformly adversely affected by very unfavorable investment performance. The other three assumptions are that investment performance will be at a uniform gross annual rate of 4%, 8% and 12%. Actual returns will fluctuate from year to year. In addition, death benefits and cash surrender values would be different from those shown if investment returns averaged 0%, 4%, 8% and 12% but fluctuated from those averages throughout the years. Nevertheless, these assumptions help show how the Contract values change with investment experience.

The first column in the following four tables (pages T1 through T4) shows the Contract year. The second column, to provide context, shows what the aggregate amount would be if the Scheduled Premiums had been invested to earn interest, after taxes, at 4% compounded annually. The next four columns show the death benefit payable at the end of each of the years shown for the four different assumed investment returns. The last four columns show the cash surrender value payable at the end of each of the years shown for the four different assumed investment returns. The cash surrender values in the first 10 years reflect the surrender charges that would be deducted if the Contract were surrendered in those years.

A gross return (as well as the net return) is shown at the top of each column. The gross return represents the combined effect of investment income and capital gains and losses, realized or unrealized, of the portfolios before any reduction is made for investment advisory fees or other Series Fund expenses. The net return reflects average total annual expenses of the two portfolios of 0.XX%, and the daily deduction from the Contract Fund of 0.9% per year. Thus, based on the above assumptions, gross investment returns of 0%, 4%, 8% and 12% are the equivalent of net investment returns of -X.XX%, X.XX%, X.XX%, and XX.XX%, respectively. The actual fees and expenses of the portfolios associated with a particular Contract may be more or less than 0.XX% and will depend on which variable investment options are selected. The death benefits and cash surrender values shown reflect the deduction of all expenses and charges, including monthly charges, both from the Series Fund and under the Contract.


If you are considering the purchase of a variable life insurance contract from another insurance company, you should not rely upon these tables for comparison purposes. A comparison between two tables, each showing values for a 35 year old man, may be useful for a 35 year old man but would be inaccurate if made for insureds of other ages or sex. Your Pruco Life of New Jersey representative can provide you with a hypothetical illustration for a person of your own age, sex, and rating class.

Contract Loans

You may borrow from Pruco Life of New Jersey up to the "loan value" of the Contract, using the Contract as the only security for the loan. The loan value is equal to (1) 90% of an amount equal to the portion of the Contract Fund value attributable to the variable investment options and to any prior loan[s] supported by the variable investment options, minus the portion of any charges attributable to the variable investment options that would be payable upon an immediate surrender; plus (2) 100% of an amount equal to the portion of the Contract Fund value attributable to the fixed-rate option and to any prior loan[s] supported by the fixed-rate option, minus the portion of any charges attributable to the fixed-rate option that would be payable upon an immediate surrender. The minimum amount that may be borrowed at any one time is $200 unless the proceeds are used to pay premiums on the Contract.

Interest charged on a loan accrues daily at a fixed effective annual rate of 5.5%. Interest payments on any loan are due at the end of each Contract year. If interest is not paid when due, it is added to the principal amount of the loan. The Contract debt is the principal amount of all outstanding loans plus any interest accrued thereon. If at any time the Contract debt exceeds what the cash surrender value would be if there were no Contract debt, Pruco Life of New Jersey will notify you of its intent to terminate the Contract in 61 days, within which time you may repay all or enough of the loan to obtain a positive cash surrender value and thus keep the Contract inforce for a limited time. If you fail to keep the Contract inforce, the amount of unpaid Contract debt will be treated as a distribution which may be taxable. See Tax Treatment of Contract Benefits, page 18, and Lapse and Reinstatement, below.

When a loan is made, an amount equal to the loan proceeds (the "loan amount") is transferred out of the variable investment options and/or the fixed-rate option, as applicable. The reduction will normally be made in the same proportions as the value in each variable investment option and the fixed-rate option bears to the total value of the Contract. While a loan is outstanding, the amount that was so transferred will continue to be treated as part of the Contract Fund, but it will be credited with the assumed rate of return of 4% rather than with the actual rate of return of the variable investment options or fixed-rate option.


A loan will not affect the amount of the premiums due. Should the death benefit become payable while a loan is outstanding, or should the Contract be surrendered, any Contract debt will be deducted from the death benefit or the cash surrender value.

A loan will have an effect on a Contract's cash surrender value and may have an effect on the death benefit, even if the loan is fully repaid, because the investment results of the selected options will apply only to the amount remaining invested under those options. The longer the loan is outstanding, the greater the effect is likely to be. The effect could be favorable or unfavorable. If investment results are greater than the rate being credited upon the amount of the loan while the loan is outstanding, values under the Contract will not increase as rapidly as they would have if no loan had been made. If investment results are below that rate, Contract values will be higher than they would have been had no loan been made. A loan that is repaid will not have any effect upon the guaranteed minimum death benefit.


Loans from Modified Endowment Contracts may be treated for tax purposes as distributions of income. See Tax Treatment of Contract Benefits, page 18.

Surrender of a Contract

You may surrender a Contract, in whole or in part, for its cash surrender value while the insured is living. To surrender a Contract, in whole or in part, you must deliver or mail it, together with a written request in a form that meets Pruco Life of New Jersey's needs, to a Home Office. The cash surrender value of a surrendered or partially surrendered Contract (taking into account the deferred sales and administrative charges, if any) will be determined as of the end of the valuation period in which such a request is received in a Home Office. Surrender of all or part of a Contract may have tax consequences. See Tax Treatment of Contract Benefits, page 18.

Lapse and Reinstatement

As explained earlier, if Scheduled Premiums are paid on or before each due date, or within the grace period after each due date, and there are no withdrawals or outstanding loans, a Contract will remain inforce even if the investment results of that Contract's variable investment option[s] have been so unfavorable that the Contract Fund has decreased to zero.

In addition, even if a Scheduled Premium is not paid, the Contract will remain inforce as long as the Contract Fund on any Monthly Date is equal to or greater than the Tabular Contract Fund Value on the following Monthly Date. (A Table of Tabular Contract Fund Values is included in the Contract; the values increase with each year the Contract remains inforce.) This could occur because of such factors as favorable investment experience, deduction of current rather than maximum charges, or the previous payment of greater than Scheduled Premiums.

However, if a Scheduled Premium is not paid, and the Contract Fund is insufficient to keep the Contract inforce, the Contract will go into default. Should this happen, Pruco Life of New Jersey will send the Contract owner a notice of default setting forth the payment necessary to keep the Contract inforce on a premium paying basis. This payment must be received at a Home Office within the 61 day grace period after the notice of default is mailed or the Contract will lapse. A Contract that lapses with an outstanding Contract loan may have tax consequences. See Tax Treatment of Contract Benefits, page 18.

A Contract that has lapsed may be reinstated within five years after the date of default unless the Contract has been surrendered for its cash surrender value. To reinstate a lapsed Contract, Pruco Life of New Jersey requires renewed evidence of insurability, and submission of certain payments due under the Contract.

If your Contract does lapse, it will still provide some benefits. You can receive the cash surrender value by making a request of Pruco Life of New Jersey prior to the end of the 61 day grace period. You may also choose one of the three forms of insurance described below for which no further premiums are payable.

Fixed Extended Term Insurance. The amount of insurance that would have been paid on the date of default will continue for a stated period of time. You will be told in writing how long that will be. The insurance amount will not change. There will be a diminishing cash surrender value but no loan value. Extended term insurance is not available to insureds in high risk classifications or under Contracts issued in connection with tax-qualified pension plans.

Fixed Reduced Paid-Up Insurance. This insurance continues for the lifetime of the insured but at an insurance amount that is generally lower than that provided by fixed extended term insurance. It will decrease only if you take a Contract loan. Upon request, we will tell you what the amount of insurance will be. Fixed paid-up insurance has a cash surrender value and a loan value. It is possible for this Contract to be classified as a Modified Endowment Contract if this option is exercised. See Tax Treatment of Contract Benefits, page 18.

Variable Reduced Paid-Up Insurance. This is similar to fixed paid-up insurance and will initially be in the same amount. The Contract Fund will continue to vary to reflect the experience of the variable investment options and/or the fixed-rate option. There will be a new guaranteed minimum death benefit. Loans will be available subject to the same rules that apply to premium-paying Contracts.

Variable reduced paid-up insurance is the automatic option provided upon lapse only if the amount of variable reduced paid-up insurance is at least as great as the amount of fixed extended term insurance which would have been provided upon lapse. In addition, variable reduced paid-up insurance will be available only if the insured is not in one of the high risk rating classes for which Pruco Life of New Jersey does not offer fixed extended term insurance. It is possible for this Contract to be classified as a Modified Endowment Contract if this option is exercised. See Tax Treatment of Contract Benefits, page 18.

What Happens If No Request Is Made? Except in the two situations that follow, if no request is made, the "automatic option" will be fixed extended term insurance. If fixed extended term insurance is not available to the insured, then fixed reduced paid-up insurance will be provided. However, if variable reduced paid-up insurance is available and the amount is at least as great as the amount of fixed extended term insurance, then the automatic option will be variable reduced paid-up insurance. This could occur if the Contract lapses and there is a Contract debt outstanding.

Paid-Up Insurance Option

In certain circumstances you may elect to stop paying premiums and to have guaranteed insurance coverage for the lifetime of the insured. This benefit is available only if the following conditions are met: (1) the Contract is not in default; (2) Pruco Life of New Jersey is not paying premiums in accordance with any payment of premium benefit that may be included in the Contract; and (3) the Contract Fund is sufficiently large so that the calculated guaranteed paid-up insurance amount is at least equal to the face amount of insurance plus the excess, if any, of the Contract Fund over the Tabular Contract Fund. The amount of guaranteed paid-up insurance coverage may be greater. It will be equal to the difference between the Contract Fund and the present value of future monthly charges from the Contract Fund (other than charges for anticipated mortality costs and for payment of premium riders) multiplied by the attained age factor. This option will generally be available only when the Contract has been inforce for many years and the Contract Fund has grown because of favorable investment experience or the payment of unscheduled premiums or both. Once the paid-up insurance option is exercised, the actual death benefit is equal to the greater of the guaranteed paid-up insurance amount and the Contract Fund multiplied by the attained age factor.

Upon request, Pruco Life of New Jersey will tell you the amount needed to pay up the Contract and to guarantee the paid-up insurance amount as long as a payment equal to or greater than this amount is received within two weeks of the date it was quoted. There is no guarantee if the payment is received within the two week period and is less than the quoted amount or if the payment is received outside the two week period. In that case, Pruco Life of New Jersey will add the payment to the Contract Fund and recalculate the guaranteed paid-up insurance amount. If the guaranteed paid-up insurance amount is equal to or greater than the face amount, the paid-up request will be processed. If the guaranteed paid-up insurance amount calculated is below the face amount, you will be notified that the amount is insufficient to process the request. In some cases, the quoted amount, if paid, would increase the death benefit by more than it increases the Contract Fund. In these situations, underwriting might be required to accept the premium payment and to process the paid-up request. Pruco Life of New Jersey reserves the right to change this procedure in the future. After the first Contract year, you must make a proper written request for the Contract to become fully paid-up and send the Contract to a Home Office to be endorsed. It is possible for this Contract to be classified as a Modified Endowment Contract if this option is exercised. See Tax Treatment of Contract Benefits, page 18. A Contract in effect under a paid-up insurance option will have cash surrender and loan values.

Reduced Paid-Up Insurance Option

Like the paid-up insurance option, reduced paid-up insurance provides the insured with lifetime insurance coverage without the payment of additional premiums. However, reduced paid-up insurance provides insurance coverage which is generally lower than the death benefit of the Contract. Reduced paid-up insurance is based upon a Contract's current net cash value and can be requested at any time. This option is available only when the Contract is not in default and Pruco Life of New Jersey is not paying any premiums in accordance with any payment of premium benefit that may be included in the Contract. In order to receive reduced paid-up insurance, a Contract owner must make a proper written request, and Pruco Life of New Jersey may request that the owner send the Contract to a Home Office to be endorsed. It is possible for this Contract to be classified as a Modified Endowment Contract if this option is exercised. See Tax Treatment of Contract Benefits, page 18.

When Proceeds Are Paid

Pruco Life of New Jersey will generally pay any death benefit, cash surrender value, loan proceeds or withdrawal within seven days after all the documents required for such payment are received at a Home Office. Other than the death benefit, which is determined as of the date of death, the amount will be determined as of the end of the valuation period in which the necessary documents are received at a Home Office. Pruco Life of New Jersey may delay payment of proceeds from the variable investment options and the variable portion of the death benefit due under the Contract if the sale or valuation of the Account's assets is not reasonably practicable because the New York Stock Exchange is closed for other than a regular holiday or weekend, trading is restricted by the SEC, or the SEC declares that an emergency exists.

With respect to the amount of any cash surrender value allocated to the fixed-rate option, and with respect to a Contract inforce as fixed reduced paid-up insurance or as extended term insurance, Pruco Life of New Jersey expects to pay the cash surrender value promptly upon request. However, Pruco Life of New Jersey has the right to delay payment of such cash surrender value for up to six months (or a shorter period if required by applicable law). Pruco Life of New Jersey will pay interest of at least 3% a year if it delays such a payment for more than 30 days (or a shorter period if required by applicable law).

Living Needs Benefit

You may elect to add the Living Needs Benefit" to your Contract at issue. The benefit may vary by state. It can generally be added only when the aggregate face amounts of the insured's eligible contracts equal $50,000 or more. There is no charge for adding the benefit to the Contract. However, an administrative charge (not to exceed $150) will be made at the time the Living Needs Benefit is paid.

Subject to state regulatory approval, the Living Needs Benefit allows you to elect to receive an accelerated payment of all or part of the Contract's death benefit, adjusted to reflect current value, at a time when certain special needs exist. The adjusted death benefit will always be less than the death benefit, but will generally be greater than the Contract's cash surrender value. The following option may be available. A Pruco Life of New Jersey representative should be consulted as to whether additional options may be available.

Terminal Illness Option. This option is available if the insured is diagnosed as terminally ill with a life expectancy of six months or less. When you provide satisfactory evidence, Pruco Life of New Jersey will provide an accelerated payment of the portion of the death benefit you select as a Living Needs Benefit. The Contract owner may (1) elect to receive the benefit in a single sum or (2) receive equal monthly payments for six months. If the insured dies before all the payments have been made, the present value of the remaining payments will be paid to the beneficiary designated in the Living Needs Benefit claim form in a single sum.

All or part of the Contract's death benefit may be accelerated under the Living Needs Benefit. If the benefit is only partially accelerated, a death benefit of at least $25,000 must remain under the Contract. Pruco Life of New Jersey reserves the right to determine the minimum amount that may be accelerated.

No benefit will be payable if the Contract owner is required to elect it in order to meet the claims of creditors or to obtain a government benefit. Pruco Life of New Jersey can furnish details about the amount of Living Needs Benefit that is available to an eligible Contract owner, and the adjusted premium payments that would be in effect if less than the entire death benefit is accelerated.

You should consider whether adding this settlement option is appropriate in your given situation. Adding the Living Needs Benefit to the Contract has no adverse consequences; however, electing to use it could. With the exception of certain business-related policies, the Living Needs Benefit is excluded from income if the insured is terminally ill or chronically ill as defined by the tax law (although the exclusion in the latter case may be limited). You should consult a qualified tax adviser before electing to receive this benefit. Receipt of a Living Needs Benefit payment may also affect your eligibility for certain government benefits or entitlements.

Reports to Contract Owners

Once each Contract year (except where the Contract is inforce as fixed extended term insurance or fixed reduced paid-up insurance), Pruco Life of New Jersey will send you a statement that provides certain information pertinent to your own Contract. This statement will detail values, transactions made, and specific Contract data that apply only to your particular Contract. On request, you will be sent a current statement in a form similar to that of the annual statement described above, but Pruco Life of New Jersey may limit the number of such requests or impose a reasonable charge if such requests are made too frequently.

You will also receive, usually at the end of February, an annual report of the operations of the Series Fund. That report will list the investments held in both portfolios and include audited financial statements for the Series Fund. A semi-annual report with similar unaudited information will be sent to you, usually at the end of August.


Tax Treatment of Contract Benefits


This summary provides general information on the federal income tax treatment of the Contract. It is not a complete statement of what the federal income taxes will be in all circumstances. It is based on current law and interpretations, which may change. It does not cover state taxes or other taxes. It is not intended as tax advice. You should consult your own qualified tax adviser for complete information and advice.

Treatment as Life Insurance. The Contract must meet certain requirements to qualify as life insurance for tax purposes. These requirements include certain definitional tests and rules for diversification of the Contract's investments. For further information on the diversification requirements, see Taxation of the Fund in the statement of additional information for the Series Fund.

We believe we have taken adequate steps to ensure that the Contract qualifies as life insurance for tax purposes. Generally speaking, this means that:


     o You will not be taxed on the growth of the funds in the Contract, unless you receive a distribution from the Contract.

     o The Contract's death benefit will be income tax free to your beneficiary.

Although we believe the Contract should qualify as "life insurance" for federal tax purposes, there are some uncertainties, particularly because the Secretary of the Treasury has not yet issued permanent regulations that bear on this question. Accordingly, we have reserved the right to make changes " which will be applied uniformly to all Contract owners after advance written notice " that we deem necessary to ensure that the Contract will continue to qualify as life insurance.

Pre-Death Distributions. The tax treatment of any distribution you receive before the insured's death depends on whether the Contract is classified as a Modified Endowment Contract.

 Contracts Not Classified as Modified Endowment Contracts.

     . If you surrender the Contract or allow it to lapse, you will be taxed on the amount you receive in excess of the premiums you paid less the untaxed portion of any prior withdrawals. For this purpose, you will be treated as receiving any portion of the cash surrender value used to repay Contract debt. The tax consequences of a surrender may differ if you take the proceeds under an income payment settlement option.

     . Generally, you will be taxed on a withdrawal to the extent the amount you receive exceeds the premiums you paid for the Contract less the untaxed portion of any prior withdrawals. However, under some limited circumstances, in the first 15 Contract years, all or a portion of a withdrawal may be taxed if the Contract Fund exceeds the total premiums paid less the untaxed portions of any prior withdrawals, even if total withdrawals do not exceed total premiums paid.

     . Extra premiums for optional benefits and riders generally do not count in computing the premiums paid for the Contract for the purposes of determining whether a withdrawal is taxable.

     . Loans you take against the Contract are ordinarily treated as debt and are not considered distributions subject to tax.

 Modified Endowment Contracts.

     . The rules change if the Contract is classified as a Modified Endowment Contract. The Contract could be classified as a Modified Endowment Contract if premiums substantially in excess of Scheduled Premiums are paid or a decrease in the face amount of insurance is made (or a rider removed). The addition of a rider or an increase in the face amount of insurance may also cause the Contract to be classified as a Modified Endowment Contract even though the Contract owner pays only Scheduled Premiums or even less than the Scheduled Premiums. You should first consult a qualified tax adviser and your Pruco Life of New Jersey representative if you are contemplating any of these steps.

     . If the Contract is classified as a Modified Endowment Contract, then amounts you receive under the Contract before the insured's death, including loans and withdrawals, are included in income to the extent that the Contract Fund before surrender charges exceeds the premiums paid for the Contract increased by the amount of any loans previously included in income and reduced by any untaxed amounts previously received other than the amount of any loans excludable from income. An assignment of a Modified Endowment Contract is taxable in the same way. These rules also apply to pre-death distributions, including loans and assignments, made during the two-year period before the time that the Contract became a Modified Endowment Contract.

     . Any taxable income on pre-death distributions (including full surrenders) is subject to a penalty of 10 percent unless the amount is received on or after age 59", on account of your becoming disabled or as a life annuity. It is presently unclear how the penalty tax provisions apply to Contracts owned by businesses.

     . All Modified Endowment Contracts issued by us to you during the same calendar year are treated as a single Contract for purposes of applying these rules.

Withholding. You must affirmatively elect that no taxes be withheld from a pre-death distribution. Otherwise, the taxable portion of any amounts you receive will be subject to withholding. You are not permitted to elect out of withholding if you do not provide a social security number or other taxpayer identification number. You may be subject to penalties under the estimated tax payment rules if your withholding and estimated tax payments are insufficient to cover the tax due.

Other Tax Consequences. If you transfer or assign the Contract to someone else, there may be gift, estate and/or income tax consequences. If you transfer the Contract to a person two or more generations younger than you (or designate such a younger person as a beneficiary), there may be Generation Skipping Transfer tax consequences. Deductions for interest paid or accrued on Contract debt or on other loans that are incurred or continued to purchase or carry the Contract may be denied. Your individual situation or that of your beneficiary will determine the federal estate taxes and the state and local estate, inheritance and other taxes due if you or the insured dies.

Business-Owned Life Insurance. If a business, rather than an individual, is the owner of the Contract, there are some additional rules. Business Contract owners generally cannot deduct premium payments. Business Contract owners generally cannot take tax deductions for interest on Contract debt paid or accrued after October 13, 1995. An exception permits the deduction of interest on policy loans on Contracts for up to 20 key persons. The interest deduction for Contract debt on these loans is limited to a prescribed interest rate and a maximum aggregate loan amount of $50,000 per key insured person. The corporate alternative minimum tax also applies to business-owned life insurance. This is an indirect tax on additions to the Contract Fund or death benefits received under business-owned life insurance policies.

Riders

Contract owners may be able to obtain additional fixed benefits which may increase the Scheduled Premium. If they do cause an increase in the Scheduled Premium, they will be charged for by making monthly deductions from the Contract Fund. These optional insurance benefits will be described in what is known as a "rider" to the Contract. Charges for the riders will be deducted from the Contract Fund on each Monthly date.

One rider pays an additional amount if the insured dies in an accident. Another waives certain premiums if the insured is disabled within the meaning of the provision (or, in the case of a Contract issued on an insured under the age of 15, if the applicant dies or becomes disabled within the meaning of the provision). Others pay an additional amount if the insured dies within a stated number of years after issue; similar benefits may be available if the insured's spouse or child should die. The amounts of these benefits are fully guaranteed at issue; they do not depend on the performance of the Account, although they will no longer be available if the Contract lapses. Certain restrictions may apply; they are clearly described in the applicable rider.

Any Pruco Life of New Jersey representative authorized to sell the Contract can explain these extra benefits further. Samples of the provisions are available from Pruco Life of New Jersey upon written request.

Legal Considerations Relating to Sex-Distinct Premiums and Benefits

The Contract generally uses mortality tables that distinguish between males and females. Thus, premiums and benefits differ under Contracts issued on males and females of the same age. However, in those states that have adopted regulations prohibiting sex-distinct insurance rates, premiums and cost of insurance charges will be based on a blended unisex rate, whether the insured is male or female. In addition, Pruco Life of New Jersey may have offered the Contract with unisex mortality rates to employers and employee organizations.

Other Standard Contract Provisions

Assignment. This Contract may not be assigned if the assignment would violate any federal, state, or local law or regulation. Generally, the Contract may not be assigned to an employee benefit plan or program without Pruco Life of New Jersey's consent. Pruco Life of New Jersey assumes no responsibility for the validity or sufficiency of any assignment. We will not be obligated to comply with any assignment unless we receive a copy at a Home Office.

Beneficiary. You designate and name your beneficiary in the application. Thereafter, you may change the beneficiary, provided it is in accordance with the terms of the Contract. Should the insured die with no surviving beneficiary, the insured's estate will become the beneficiary.

Incontestability. We will not contest the Contract after it has been inforce during the insured's lifetime for two years from the issue date except when any change is made in the Contract that requires Pruco Life of New Jersey's approval and would increase our liability. We will not contest such change after it has been in effect for two years during the lifetime of the insured.

Misstatement of Age or Sex. If the insured's stated age or sex (except where unisex rates apply) or both are incorrect in the Contract, Pruco Life of New Jersey will adjust the death benefits payable and any amount to be paid, as required by law, to reflect the correct age and sex. Any such death benefit will be based on what the most recent deductions from the Contract Fund would have provided at the correct age and sex.

Settlement Options. The Contract grants to most owners, or to the beneficiary, a variety of optional ways of receiving Contract proceeds, other than in a lump sum. Any Pruco Life of New Jersey representative authorized to sell this Contract can explain these options upon request.

Suicide Exclusion. Generally, if the insured, whether sane or insane, dies by suicide within two years from the Contract Date, the Contract will end and Pruco Life of New Jersey will return the premiums paid, less any Contract debt, and less any withdrawals.

Paying Premiums by Payroll Deduction

In addition to the annual, semi-annual, quarterly and monthly premium payment modes, a payroll budget method of paying premiums may also be available under certain Contracts. The employer generally deducts the necessary amounts from employee paychecks and sends premium payments to Pruco Life of New Jersey monthly. Any Pruco Life of New Jersey representative authorized to sell this Contract can provide further details concerning the payroll budget method of paying premiums.

Sale of the Contract and Sales Commissions

Pruco Securities Corporation ("Prusec"), an indirect wholly-owned subsidiary of Prudential, acts as the principal underwriter of the Contract. Prusec, organized in 1971 under New Jersey law, is registered as a broker and dealer under the Securities Exchange Act of 1934 and is a member of the National Association of Securities Dealers, Inc. Prusec's principal business address is 751 Broad Street, Newark, New Jersey 07102-3777. The Contract was sold by registered representatives of Prusec who were also authorized by state insurance departments to do so. The Contract may also have been sold through other broker-dealers authorized by Prusec and applicable law to do so. Registered representatives of such other broker-dealers may have been paid on a different basis than described below.

Where the insured is less than 60 years of age, the representative generally receives a commission of: (1) no more than 50% of the Scheduled Premiums for the first year: (2) no more than 6% of the Scheduled Premiums for the second through 10th years; and (3) no more than 2% of the Scheduled Premiums thereafter. For insureds over 59 years of age, the commission is lower. The representative may be required to return all or part of the first year commission if the Contract is not continued through the second year. Representatives with less than three years of service may be paid on a different basis.

Sales expenses in any year are not equal to the deduction for sales load in that year. Pruco Life of New Jersey expects to recover its total sales expenses over the periods the Contracts are in effect. To the extent that the sales charges are insufficient to cover total sales expenses, the sales expenses will be recovered from Pruco Life of New Jersey's surplus, which may include amounts derived from the mortality and expense risk charge and the guaranteed minimum death benefit risk charge described under item (d) under Monthly Deductions from Contract Fund, page 7 and Daily Deduction from the Contract Fund, page 7.


State Regulation

Pruco Life of New Jersey is subject to regulation and supervision by the Department of Insurance of the State of New Jersey, which periodically examines its operations and financial condition. It is also subject to the insurance laws and regulations of all jurisdictions in which it is authorized to do business.

Pruco Life of New Jersey is required to submit annual statements of its operations, including financial statements, to the insurance departments of the various jurisdictions in which it does business to determine solvency and compliance with local insurance laws and regulations.

In addition to the annual statements referred to above, Pruco Life of New Jersey is required to file with New Jersey and other jurisdictions a separate statement with respect to the operations of all its variable contract accounts, in a form promulgated by the National Association of Insurance Commissioners.

Experts

The financial statements of Pruco Life of New Jersey as of December 31, 1999, 1998, and 1997 and for each of the three years in the period ended December 31, 1999 and the financial statements of the Account as of December 31, 1999 and for each of the three years in the period then ended included in this prospectus have been so included in reliance on the reports of PricewaterhouseCoopers LLP, independent accountants, given on the authority of said firm as experts in auditing and accounting. PricewaterhouseCoopers LLP's principal business address is 1177 Avenue of the Americas, New York, New York 10036.

Actuarial matters included in this prospectus have been examined by Nancy D. Davis, FSA, MAAA, Vice President and Actuary of Prudential whose opinion is filed as an exhibit to the registration statement.


Litigation and Regulatory Proceedings

We are subject to legal and regulatory actions in the ordinary course of our business, including class actions. Our pending legal and regulatory actions include proceedings specific to us and proceedings generally applicable to business practices in the industry in which we operate. In our insurance operations, we are subject to class actions and individual suits involving a variety of issues, including sales practices, claims payment and denial of benefit matters and payment of service fees.

In certain of our pending legal and regulatory actions, large and/or indeterminate amounts are sought, including punitive or exemplary damages. The following is a summary of pending proceedings against us and/or our parent, The Prudential Insurance Company of America ("Prudential"), which we currently believe are significant. Unless otherwise indicated, when we use the terms "we", "us", or "our" in the following discussion, we are referring to both Prudential and Pruco Life of New Jersey.

Life Insurance Sales Practices Issues

We have been subject to substantial regulatory investigations and civil litigation involving alleged deceptive life insurance sales practices engaged in by us and our insurance agents in violation of state and federal laws. The sales practices alleged to have occurred are contrary to our policy.

In April 1995, a Multi-State Life Insurance Task Force (the "Task Force"), comprised of insurance regulators from 29 states and the District of Columbia, was formed to conduct a review of sales and marketing practices throughout the life insurance industry. Prudential was the initial focus of the Task Force examination. In July 1996, the Task Force released its report on its activities (the "Task Force Report"). The Task Force Report found that some sales of life insurance policies, including life insurance policies issued by Pruco Life of New Jersey, had been improper (principally relating to improper financed insurance sales, improper representations in sales involving abbreviated payment plans and insurance improperly sold primarily as an investment rather than as life insurance) and that efforts to prevent such practices were not sufficiently effective. Pruco Life of New Jersey was not named in the Task Force Report, but the report covered the sales of Pruco Life of New Jersey policies. Based on these findings, the Task Force recommended, and Prudential agreed to, various changes in our sales and other business practices controls (including as to the training, supervision and discipline of agents and field management) and a series of fines allocated to all 50 states and the District of Columbia. In addition, the Task Force and Prudential agreed upon a remediation program pursuant to which relief would be offered to policyholders who were misled when they purchased individual permanent life insurance policies in the United States from 1982 through 1995. By March 1997, Prudential had entered into consent orders with insurance regulatory authorities in all 50 states and the District of Columbia in which such authorities adopted the Task Force Report and agreed to accept this remediation program as enhanced by the Class Action Settlement discussed below (the "Remediation Program") and the payment of approximately $65 million in fines, penalties and related payments to resolve with these authorities the sales practices issues identified by the Task Force's examination (each such agreement a "State Settlement").

Commencing in February 1995, a number of individual and alleged class civil actions were filed against Prudential and Pruco Life of New Jersey alleging improprieties in connection with the sale, servicing and operation of permanent individual life insurance policies. These actions were consolidated and transferred by the Judicial Panel on Multi-District Litigation to the United States District Court for the District of New Jersey (the "District Court"). In September 1996, the plaintiffs in the alleged class actions in the consolidated proceeding joined in the filing of an amended consolidated class action against us (the "Class Action") and the pending individual actions (the "Individual Actions") were stayed. The principal allegations of the Class Action were that individual permanent life insurance was improperly sold through alleged misrepresentations concerning the use of an existing policy's value or dividend stream to purchase or maintain another policy (i.e., financed insurance sales), alleged misrepresentations relating to the number of out-of-pocket cash premiums required to be paid for a policy or the realization of specified benefits (i.e., "vanishing premium" or abbreviated payment plans) and alleged misrepresentations of the insurance product sold as an investment rather than a life insurance policy.

In October 1996, we entered into a Stipulation of Settlement (the "Class Action Settlement") in the Class Action covering all persons who own or owned at termination of the policy, an individual permanent life insurance policy issued in the United States by Prudential, and Pruco Life of New Jersey during the period January 1, 1982 through December 31, 1995 (each a "Covered Policy") other than those opting out of the Class Settlement, those who had previously settled with us who were represented by counsel, the owners of certain corporate-owned life insurance or trust-owned life insurance policies and a limited number of other specified policyholders (the "Class Members"). The Class Action Settlement proposed to settle the Class Action by adopting the Remediation Program described in the Task Force Report and previously accepted in the initial State Settlements plus specified enhancements and changes, including some additional remedies. In addition, it was agreed in the Class Action Settlement that the total pre-tax cost of remedies for the claims filed through the Alternative Dispute Resolution ("ADR") process of the Remediation Program described below would result in a minimum average cost per remedy of $2,364 for the first 330,000 claims remedied. It was also agreed that the ADR participants would be provided with additional compensation to be determined by a formula that would range in aggregate amount from $50 million to $300 million depending on the total number of claims remedied, which would be distributed as determined by the District Court at the end of the ADR claim evaluation process described below. It was agreed in the Class Action Settlement that the aggregate amount of pre-tax cost for remedies granted through the ADR process and the additional compensation to be distributed at the end of the ADR process would in no event be less than $410 million. The Class Action Settlement releases Prudential and Pruco Life of New Jersey from all claims that have been asserted by Class Members and bars Class Members from asserting any other claims with respect to the sales, servicing or administration of the Covered Policies.

In October 1996, a notice of the Class Action and proposed Class Action Settlement was provided to the owners of the approximately 10.7 million Covered Policies, giving each owner the opportunity to opt out of the Class Action in order to pursue alternative remedies. Owners of approximately 21,800 Covered Policies elected to be excluded from the Class Action Settlement (the "Opt-Out Policyholders"). In January 1997, the District Court sanctioned and fined Prudential $1 million for failure to properly implement procedures for its employees to retain documents in violation of the District Court's order that required the parties to preserve all documents relevant to the resolution of the Class Action and the Remediation Program. The District Court ordered Prudential to implement a document retention policy and directed that an independent expert be engaged to investigate the extent of document destruction and its impact on the Remediation Program, so that claim evaluations would take into account any failure to retain materials relevant to the claim. In March 1997, the District Court issued an order certifying the class for settlement purposes only and approving the amended Class Action Settlement as fair to Class Members. In July 1998, this order was affirmed on appeal by the U.S. Court of Appeals for the Third circuit, although the issue of class counsel's fees was sent back to the District court for review. In January 1999, the U.S. Supreme Court denied a writ of certiorari filed by certain Class Members objecting to the Class Settlement. The approval of the settlement is now final and unappealable, although the District Court has retained jurisdiction over the administration, execution, enforcement and interpretation of the settlement.

The Remediation Program offered two alternative forms of relief: participation in the ADR process or Basic Claim Relief. The ADR process was designed to permit policyholders who believe they were misled regarding the sale of their policies to submit claims for relief through a no-cost dispute resolution process with certain specified safeguards to protect policyholders. The ADR process has provided individual review of each claim with remedies tailored to the type of claim and the available evidence concerning the claim, including any evidence of document destruction by us. Remedies under the ADR process have included, among other things: return of policy values improperly used; cancellation of an unwanted policy and refund of some or all premiums paid including interest; agreement that the policyholder need not make future payments for some or all premiums due; or issuance of a substitute product. The ADR process does not guarantee that there will be a determination in the policyholder's favor providing for any relief or remedy. Basic Claim Relief has provided a choice of specified remedies without a claim or showing that any improper sales practices occurred. The Basic Claim Relief options have included preferred rate premium loans and annuities, mutual fund shares or life insurance policies with certain benefits or values that we will enhance.

Pursuant to the Class Action Settlement and the State Settlements, beginning in February 1997, Remediation Program packages were mailed to Class Members (i.e., the owners of the 10.7 million Covered Policies, other than Opt-Out Policyholders) informing them of their options under the Remediation Program. The owners of approximately 1.16 million Covered Policies indicated an intent to file an ADR claim and were provided an ADR claim form for completion and submission. The ADR process generally has required that individual claim forms and files be reviewed by Prudential and by one or more independent claim evaluators. Approximately 649,000 claim forms were completed and returned by policyholders and virtually all decision letters had been mailed to claimants as of February 28, 1999. In many instances, claimants have the right to "appeal" the decision to an independent reviewer. We believe that the bulk of such appeals will be resolved in 1999. The owners of approximately 503,000 policies indicated an interest in a Basic Claim Relief Remedy.

In a related matter, the NASD examined our individual life insurance broker-dealer's (Pruco Securities Corporation) sales practices with respect to SEC-registered variable life insurance products sold in the United States from 1983 through 1995, as well as the public. In July 1999, Pruco Securities Corporation entered into a settlement agreement with the NASD that included findings by the NASD of improper sales practices affecting the sale of some of our variable life products similar to those cited by the Task Force and inadequate supervision. This settlement agreement censured Pruco Securities, required the retention of an independent consultant to review Pruco Securities' policies and procedures relevant to the NASD's findings, and levied a $20 million fine. This settlement did not change the Remediation Program or add to our obligations to claimants in the Remediation Program or other policyholders.

On September 2, 1999, the Insurance Department of the State of New York formally adopted a Report of Examination based on the Department's review, for the years 1996 and 1997, of Prudential's individual life insurance sales practices controls and various company recordkeeping, reporting and filing requirements. Significantly, the examination report did not identify problems with sales practices controls or the steps taken to implement the recommendations contained in the Task Force Report described above. However, the examiners did cite violations relating to some of Prudential's advertisements and advertising files, the use of unfiled policy forms in what is now a discontinued line of business, various problems related to the back-office maintenance of new business and complaint files, and the inability to produce all requested documents and data in a timely manner. The Department also concluded that Prudential failed to adequately facilitate its examination. These matters were resolved by entry of a Stipulation in which Prudential agreed to pay a fine of $1.5 million and agreed that the Auditing Committee of its Board of Directors would provide semi-annual reports for a three year period to the New York Department describing the status of steps taken to remedy the issues cited in the Report of Examination.

We remain subject to oversight and review by insurance regulators and other regulatory authorities with respect to our sales practices and the conduct of the Remediation Program. The releases granted by the state insurance regulatory authorities pursuant to the State Settlements do not become final until the Remediation Program has been completed without any material changes to which those regulators have not agreed. The Class Action Settlement does not cover: policies other than individual permanent life insurance policies issued in the United States; any type of policy issued prior to 1982 or after 1995; the Opt-Out Policyholders, some of whom are proceeding with their own individual or putative class actions; and individual actions not barred by the Class Action Settlement. Prudential agreed to indemnify Pruco Life of New Jersey for losses, if any, resulting from claims arising from sales practice violations that occurred between 1982 and 1995. No other litigation is being brought against Pruco Life of New Jersey that would have a material effect on its financial position.

In 1996, Prudential established a reserve to cover the cost of remedying policyholder claims of $410 million, as agreed to in the Class Action Settlement. Prudential had no better information available at that time upon which to make a reasonable estimate of losses. Prudential also incurred charges or reserves to cover administrative costs related to the ADR process, regulatory fines, penalties and related payments, litigation costs and settlements, and other fees and expenses associated with the resolution of sales practices issues ("Additional Sales Practices Costs") aggregating $715 million. In 1997, based on additional information derived from claim sampling techniques, the terms of the settlement and the number of claim forms received, management increased the estimated liability for the cost of remedying policyholder claims in the ADR process by $1.64 billion before taxes to approximately $2.05 billion before taxes, of which $1.80 billion was funded in a settlement trust. Prudential also incurred charges or additional reserves to cover Additional Sales Practices Costs aggregating $390 million. Prudential expressly noted that additional cost items were anticipated that could not be fully evaluated at that time. In 1998, based on estimates derived from an analysis of claims actually remedied (including interest) and a sample of claims still to be remedied (both estimates included the additional liability associated with the results of the investigation by the independent expert regarding the impact of document destruction on the ADR program) and an estimate of additional liabilities associated with a claimant's right to "appeal" the decision, the estimated liability was increased for the cost of ADR remedies by $510 million before taxes to a total of $2.56 billion before taxes, all of which has been funded in the settlement trust. Prudential also incurred charges or established additional reserves to cover Additional Sales Practices Costs aggregating $640 million.

While Prudential believes it has adequately reserved in all material respects based on information currently available, the ultimate amount of the total cost of remedying policyholder claims and related costs is dependent on complex and varying factors, including the relief options to be chosen by claimants, the dollar value of those options, and the number and type of claims that may successfully be appealed. As with any litigation, the litigation by Opt-Out Policyholders and the Individual Actions are subject to many uncertainties, and, given the complexity and scope of these suits, their outcome cannot be predicted with precision.


Additional Information


Pruco Life of New Jersey has filed a registration statement with the SEC under the Securities Act of 1933, relating to the offering described in this prospectus. This prospectus does not include all of the information set forth in the registration statement. Certain portions have been omitted pursuant to the rules and regulations of the SEC. The omitted information may, however, be obtained from the SEC's Public Reference Section at 450 Fifth Street, N.W., Washington, D.C. 20549, or by telephoning (800) SEC-0330, upon payment of a prescribed fee.


Further information may also be obtained from Pruco Life of New Jersey. Its address and telephone number are on the inside front cover of this prospectus.

Financial Statements

The financial statements of the Account should be distinguished from the financial statements of Pruco Life of New Jersey, which should be considered only as bearing upon the ability of Pruco Life of New Jersey to meet its obligations under the Contracts.

                            DIRECTORS AND OFFICERS

The directors and major officers of Pruco Life of New Jersey, listed with their principal occupations during the past five years, are shown below.


                     DIRECTORS OF PRUCO LIFE OF NEW JERSEY

JAMES J. AVERY, JR., Chairman and Director. -- Senior Vice President and Chief Actuary, Prudential Individual Insurance Group since 1997; 1995 to 1997:
President of Prudential Select; Prior to 1995: Chief Operating Officer of Prudential Select.

WILLIAM M. BETHKE, Director. -- Chief Investment Officer since 1997; Prior to 1997: President, Prudential Capital Markets Group.

IRA J. KLEINMAN, Director. -- Executive Vice President, Prudential International Insurance Group since 1997; 1995 to 1997: Chief Marketing and Product Development Officer, Prudential Individual Insurance Group; Prior to 1995:
President, Prudential Select.

ESTHER H. MILNES, President and Director. -- Vice President and Actuary, Prudential Individual Insurance Group since 1996; Prior to 1996: Senior Vice President and Chief Actuary, Prudential Insurance and Financial Services.

I. EDWARD PRICE, Vice Chairman and Director. -- Senior Vice President and Actuary, Prudential Individual Insurance Group since 1995; Prior to 1995: Chief Executive Officer, Prudential International Insurance.


                        OFFICERS WHO ARE NOT DIRECTORS

C. EDWARD CHAPLIN, Treasurer. -- Vice President and Treasurer of Prudential since 1995; Prior to 1995: Managing Director and Assistant Treasurer of Prudential.

JAMES C. DROZANOWSKI, Senior Vice President. -- Vice President and Operations Executive, Prudential Individual Insurance Group since 1996; 1995 to 1996:
President and Chief Executive Officer of Chase Manhattan Bank; Prior to 1995:
Vice President, North America Customer Services, Chase Manhattan Bank.

CLIFFORD E. KIRSCH, Chief Legal Officer and Secretary. -- Chief Counsel, Variable Products, Law Department of Prudential since 1995; Prior to 1995:
Associate General Counsel with Paine Webber.

FRANK P. MARINO, Senior Vice President. -- Vice President, Policyowner Relations Department, Prudential Individual Insurance Group since 1996; Prior to 1996:
Senior Vice President, Prudential Mutual Fund Services.

EDWARD A. MINOGUE, Senior Vice President. -- Vice President, Annuity Services, Prudential Investments since 1997; Prior to 1997: Director, Merrill Lynch.

IMANTS SAKSONS, Senior Vice President. -- Vice President, Compliance, Prudential Individual Financial Services since 1998; Prior to 1998: Vice President, Market Conduct, U.S. Operations, Manulife Financial.

SHIRLEY H. SHAO, Senior Vice President and Chief Actuary. -- Vice President and Associate Actuary, Prudential.

DENNIS G. SULLIVAN, Vice President and Chief Accounting Officer. -- Vice President and Deputy Controller, Prudential since 1998; 1997 to 1998, Vice President and Controller, ContiFinancial Corporation; Prior to 1997, Director, Saloman Brothers.

The business address of all directors and officers of Pruco Life of New Jersey is 213 Washington Street, Newark, New Jersey 07102-2992.

Pruco Life of New Jersey directors and officers are elected annually.

            Updated financials will be filed pursuant to Rule 485(b)

PRUvider/SM/
Variable Appreciable Life/R/
Insurance

PRUvider/SM/ Variable Appreciable Life/R/ was issued by Pruco Life Insurance Company of New Jersey, 213 Washington Street, Newark, NJ 07102-2992 and offered through Pruco Securities Corporation, 751 Broad Street, Newark, NJ 07102-3777, both subsidiaries of The Prudential Insurance Company of America, 751 Broad Street, Newark, NJ 07102-3777. PRUvider is a service mark of Prudential. Appreciable Life is a registered mark of Prudential.

[LOGO] PRUDENTIAL


Pruco Life Insurance Company of New Jersey
213 Washington Street, Newark, NJ 07102-2992
Telephone 800 778-2255

SVAL-2 Ed. 5/2000 CAT#640189U

                                    PART II

                               OTHER INFORMATION

                          UNDERTAKING TO FILE REPORTS

Subject to the terms and conditions of Section 15(d) of the Securities Exchange Act of 1934, the undersigned Registrant hereby undertakes to file with the Securities and Exchange Commission such supplementary and periodic information, documents, and reports as may be prescribed by any rule or regulation of the Commission heretofore or hereafter duly adopted pursuant to authority conferred in that section.

                     REPRESENTATION WITH RESPECT TO CHARGES

Pruco Life Insurance Company of New Jersey ("Pruco Life of New Jersey") represents that the fees and charges deducted under the PRUvider Variable Appreciable Life Insurance Contracts registered by this registration statement, in the aggregate, are reasonable in relation to the services rendered, the expenses to be incurred, and the risks assumed by the depositor.

                  UNDERTAKING WITH RESPECT TO INDEMNIFICATION

The Registrant, in conjunction with certain affiliates, maintains insurance on behalf of any person who is or was a trustee, director, officer, employee, or agent of the Registrant, or who is or was serving at the request of the Registrant as a trustee, director, officer, employee or agent of such other affiliated trust or corporation, against any liability asserted against and incurred by him or her arising out of his or her position with such trust or corporation.

New Jersey, being the state or organization of Pruco Life of New Jersey, permits entities organized under its jurisdiction to indemnify directors and officers with certain limitations. The relevant provisions on New Jersey law permitting indemnification can be found in Section 14A:3-5 of the New Jersey Statutes Annotated. The text of Pruco Life of New Jersey's By-law, Article V, which relates to indemnification of officers and directors, is incorporated by reference to Exhibit 3(ii) to its Form 10-Q, SEC File No. 333-18053, filed August 15, 1997.

Insofar as indemnification for liabilities arising under the Securities Act of 1933 (the "Act") may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

                      CONTENTS OF REGISTRATION STATEMENT

This Registration Statement comprises the following papers and documents:
-------------------------------------------------------------------------

The facing sheet.

Cross-reference to items required by Form N-8B-2.

The prospectus consisting of 30 pages.

The undertaking to file reports.

The representation with respect to charges.

The undertaking with respect to indemnification.

The signatures.

Written consents of the following persons:

  None.

The following exhibits:
-----------------------

  1. The following exhibits correspond to those required by paragraph A of the instructions as to exhibits in Form N-8B-2:

     A. (1) Resolution of Board of Directors of Pruco Life Insurance Company of New Jersey establishing the Pruco Life of New Jersey Variable Appreciable Account. (Note 2)
          (2)  Not Applicable.

          (3)  Distributing Contracts:

               (a) Distribution Agreement between Pruco Securities Corporation and Pruco Life Insurance Company of New Jersey. (Note 8)
               (b) Proposed form of Agreement between Pruco Securities Corporation and independent brokers with respect to the Sale of the Contracts. (Note 8)
               (c)  Schedules of Sales Commissions.  (Note 8)

          (4)  Not Applicable.

          (5)  PRUvider Variable Appreciable Life Insurance Contract. (Note 8)

          (6) (a) Articles of Incorporation of Pruco Life Insurance Company of New Jersey, as amended March 11, 1983. (Note 2)
               (b) Certificate of Amendment of the Articles of Incorporation of Pruco Life Insurance Company of New Jersey, February 12, 1998. (Note 10)
               (c) By-laws of Pruco Life Insurance Company of New Jersey, as amended May 5, 1997. (Note 3)

          (7)  Not Applicable.
          (8)  Not Applicable.
          (9)  Not Applicable.
         (10)  (a)  Application Form.  (Note 5)
               (b) Supplement to the Application for PRUvider Variable Appreciable Life Insurance Contract. (Note 9)
         (11)  Form of Notice of Withdrawal Right.  (Note 8)
         (12) Memorandum describing Pruco Life Insurance Company of New Jersey's issuance, transfer, and redemption procedures for the Contracts pursuant to Rule 6e-3(b)(12)(iii) and method of computing cash adjustment upon exercise of right to exchange for fixed-benefit insurance pursuant to Rule 6e-3(T)(b)(13)(v)(B). (Note 6)
         (13)  Available Contract Riders.
               (a)  Rider for Insured's Payment of Premium Benefit. (Note 8)
               (b)  Rider for Applicant's Payment of Premium Benefit. (Note 8)
               (c) Rider for Insured's Accidental Death and Dismemberment Benefit. (Note 8)
               (d) Rider for Option to Purchase Additional Insurance on Life of Insured. (Note 8)

               (e) Rider for Term Insurance Benefit on Life of Insured-- Decreasing Amount. (Note 8)
               (f) Rider for Term Insurance Benefit on Life of Insured Spouse--Decreasing Amount. (Note 8)
               (g) Rider for Level Term Insurance Benefit on Dependent Children. (Note 8)
               (h) Rider for Level Term Insurance Benefit on Dependent Children--from Term Conversions. (Note 8)
               (i) Rider for Level Term Insurance Benefit on Dependent Children--from Term Conversions or Attained Age Change. (Note 8)
               (j)  Living Needs Benefit Rider for use in New York.  (Note 8)
               (k) Endorsement altering the Assignment provision ORD 89224--94-P NY. (Note 8)

  2. See Exhibit 1.A.(5).

  3. Opinion and Consent of Clifford E. Kirsch, Esq. as to the legality of the securities being registered. (Note 11)

  4. None.

  5. Not Applicable.

  6. Opinion and Consent of Nancy D. Davis, FSA, MAAA, as to actuarial matters pertaining to the securities being registered. (Note 11)

  7. Indemnification Agreement.  (Note 8)

  8. Powers of Attorney:
     (a)  W. Bethke, I. Kleinman, E. Milnes, I. Price  (Note 4)
     (b)  James J. Avery, Jr. (Note 7)
     (c)  Dennis G. Sullivan (Note 10)


(Note   1)  Filed herewith.
(Note   2)  Incorporated by reference to Post-Effective Amendment No. 26 to Form
            S-6, Registration No. 2-89780, filed April 28, 1997, on behalf of the Pruco Life of New Jersey Variable Appreciable Account.
(Note   3)  Incorporated by reference to Form 10-Q, Registration No. 333-18053, filed August 15, 1997 on behalf of the Pruco Life Insurance Company of New Jersey.
(Note   4)  Incorporated by reference to Form N-4, Registration No. 333-18117, filed December 18, 1996 on behalf of the Pruco Life of New Jersey
            Flexible Premium Variable Annuity Account.
(Note   5)  Incorporated by reference to Form S-6, Registration No. 333-07451, filed July 2, 1996 on behalf of the Pruco Life Variable Appreciable
            Account.
(Note   6)  Incorporated by reference to Post-Effective Amendment No. 6 to this
            Registration Statement, filed April 25, 1996.
(Note   7)  Incorporated by reference to Post- Effective Amendment No. 10 to
            Form S-1, Registration No. 33-20018, filed April 9, 1998 on behalf of the Pruco Life of New Jersey Variable Contract Real Property
            Account.
(Note   8)  Incorporated by reference to Post-Effective Amendment No. 7 to this
            Registration Statement, filed April 28, 1997.
(Note   9)  Incorporated by reference to Post-Effective Amendment No. 8 to this
            Registration Statement, filed April 24, 1998.
(Note  10)  Incorporated by reference to Post-Effective Amendment No.12 to Form
            S-1, Registration No. 33-20018, filed April 19, 1999 on behalf of the Pruco Life of New Jersey Variable Contract Real Property
            Account.

(Note  11)  To be filed by Post-Effective Amendment to Rule 485(b)
------------------------------------------------------------------

Please note: A Post-Effective Amendment No.1 was not filed for this Registration Statement.

                                     SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the Registrant, the Pruco Life of New Jersey Variable Appreciable Account, has duly caused this Post-Effective Amendment No. 11 to the Registration Statement to be signed on its behalf by the undersigned thereunto duly authorized, and its seal hereunto affixed and attested, all in the city of Newark and the State of New Jersey, on this 17th day of February, 2000.

(Seal)        Pruco Life of New Jersey Variable Appreciable Account
                                 (Registrant)

                By: Pruco Life Insurance Company of New Jersey
                                  (Depositor)

Attest:  /s/ Thomas C. Castano           By:  /s/ Esther H. Milnes
         --------------------------           --------------------------
         Thomas C. Castano                    Esther H. Milnes
         Assistant Secretary                  President

Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 11 to the Registration Statement has been signed below by the following persons in the capacities indicated on this 17th day of February, 2000.

             Signature and Title
             -------------------

/s/ *
----------------------------------------------
Esther H. Milnes
President and Director

/s/ *
----------------------------------------------
Dennis G. Sullivan
Vice President and Chief Accounting Officer

/s/ *                                                       *By:  /s/ Thomas C. Castano
----------------------------------------------              ----------------------------------------------
James J. Avery, Jr.                                               Thomas C. Castano
Director                                                          (Attorney-in-Fact)

/s/ *
----------------------------------------------
William M. Bethke
Director

/s/ *
----------------------------------------------
Ira J. Kleinman
Director

/s/ *
----------------------------------------------
I. Edward Price
Director